UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04995

Sit U.S. Government Securities Fund, Inc.

(Exact name of registrant as specified in charter)

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Address of principal executive offices)

Paul E. Rasmussen, VP Treasurer

Sit Mutual Funds, Inc.

3300 IDS Center

80 South Eighth Street

Minneapolis, MN 55402

(Name and address of agent for service)

Copy to:

Mike Radmer, Esq.

Dorsey & Whitney

Suite 1500

50 South Sixth Street

Minneapolis, MN 55402-1498

Registrant’s telephone number, including area code: (612) 332-3223

Date of fiscal year end: March 31, 2015

Date of reporting period: March 31, 2015

Item 1:	Reports to Stockholders

Annual Report
March 31, 2015

U.S. Government Securities Fund

Quality Income Fund

Tax-Free Income Fund

Minnesota Tax-Free Income Fund

Sit Mutual Funds

Sit Mutual Funds BOND FUNDS ANNUAL REPORT TABLE OF CONTENTS

This document must be preceded or accompanied by a Prospectus.

CHAIRMAN’S LETTER

May 6, 2015

Dear fellow shareholders:

With U.S. GDP growing at a moderate pace, European economies continuing to recover, and global inflation rates at subdued levels, the domestic and global bond markets have become increasingly captivated by reacting to and anticipating the actions of the U.S. Federal Reserve (the Fed). Now that the issue of the “taper” the reduction in the monthly purchases of U.S. Treasury and mortgage-backed securities - is done (the Fed has now fully “tapered”), the next milestone to watch is when the Fed will vote to end its zero interest rate policy by increasing its target for the Federal Funds rate.

The Fed Funds rate is, in theory, the rate at which banks trade balances held at the Federal Reserve to each other overnight. In practice, the rate carries a lot more significance as a benchmark-type rate which the Fed targets in an attempt to influence the economic activity in the U.S. The influence works because, in general, other interest rates in the economy, such as the rate at which banks give mortgage or small business loans, are related to the Fed Funds rate and the economy can be stimulated by lowering interest rates or cooled down by raising them.

Thus, by changing the Fed Funds rate, the Federal Reserve wields a powerful tool to change the course of economic activity. The process by which the governors of the Fed make the decision to attempt to stimulate or to cool down the economy is by looking to their “dual mandate” of maximum employment and stable prices. The dual mandate may seem straightforward to interpret in theory; however, in practice it is not. Consequently, the issue of when and by how much the Fed “raises rates” is an issue of intense discussion. The rest of the letter lays out our thinking on the topic. However, if you want the “short” version, we believe that the Fed may raise rates this year, but if they do raise rates it will likely not be by very much.

Employment

The issue of employment is one that is seemingly simple and yet frustratingly complex. It is simple in that we have many quantitative measures of employment that are reported on a regular basis. It is complex in that the concept of “maximum employment” is not well-defined and that the many different measures of employment may not always agree with one another.

For example, the most accessible and widely followed statistic is “the unemployment rate,” which is simply the number of people actively looking for work divided by the total number of people in the “labor force” (people employed or actively looking for work). As of March, this number was 5.5%. The unemployment rate was below 5.0% during much of the last economic expansion and peaked at 10.1% during the financial crisis.

Another widely followed statistic is the so-called “underemployment” rate which also includes “people marginally attached to the labor force” (people not currently looking but that want a job) and people employed “part-time for economic reasons” (people that would take full-time work if they could find it). As of March, the underemployment rate was 10.9%. This reading, like the unemployment rate, is down from the 17.1% peak during the crisis. However, this level is still higher than it ever was in the prior recession: underemployment only rose to 10.4% in 2003 following the bursting of the tech bubble.

Another statistic that is frequently used to gauge the health of U.S. employment is the employment to population ratio, which is simply the number of employed people divided by the working-age population. Unlike the rebound seen in the unemployment and underemployment statistics, this ratio continues to lag. The March reading was 59.3%. This is an improvement from the low of the 58.2% during the financial crisis but still the lowest level outside of the current recession since the mid-1980s.

However, looking at the “working-age” population might be too broad since baby-boomers are moving out of the workforce and millennials are staying in school longer before entering the work force than in times past. Adjusting the ratio to look just at 25-54 year olds gives a distinctly different picture: the March reading was 77.2%. Again, this is lower than the previous period of growth, but has recovered from the recession low of 74.8% much more strongly than the broader working-age figure.

Balancing the pessimistic readings of stubbornly high underemployment and low employment to population ratio against the optimistic readings of lower unemployment and relatively better performance in employment to population ratio among people aged 25-54, we believe the truth lies somewhere in the middle. The 5.5% unemployment rate probably isn’t strictly comparable to other times in history when the rate was the same due to the high number of part-time workers. Similarly, the employment to population ratio probably isn’t comparable either given the numbers of baby boomers retiring. The Fed believes that when the economy reaches “maximum employment” it is typically accompanied by increased inflationary pressure, which ties together the first and second parts of their mandate.

Inflation

Like employment, gauging inflation can be simple and complex. There are many quantitative measurements of inflation as well as opinions of what is the “right” amount of inflation. The Fed’s goal is “stable prices” which they define as about 2.0% inflation.

The most commonly cited measure of inflation, the consumer price index (CPI), comes in two flavors: “all items” and “core.” Core inflation removes some of the most volatile items (food and energy) which some economists believe are not predictive of sustained inflation. The year-over-year March measurement for annual inflation for all-items CPI (0.1%) and core CPI (1.8%) are both below the 2.0% target. However, the Fed’s preferred measure of inflation is actually

2	SIT MUTUAL FUNDS ANNUAL REPORT

Personal Consumption Expenditures (PCE) which is meant to track consumer or household spending. Similar to the readings of CPI, the year-over-year March measurement for annual inflation of all-items PCE (0.3%) and core PCE (1.4%) are also both below the Fed’s 2.0% target.

There are also alternative measures of inflation calculated by non-government parties. One particularly well-regarded measure is MIT’s Billion Prices Project (BPP) which collects prices from online retailers daily. Their statistic has generally tracked all-items CPI and is also below 2.0%.

While not a measure of “broad” inflation, another useful measure that relates to both aspects of the dual mandate is wage inflation. One widely looked at measure is the growth in average hourly earnings of nonsupervisory employees. The year-over-year March measurement was 1.8%, meaning that wages have recently begun to rise and are growing faster than “core” PCE inflation.

The story told by the inflation figures is probably less confusing than that of employment since by most measures inflation is currently running below the Fed’s 2.0% target. Thus, we believe that the Fed currently isn’t feeling pressure to raise interest rates to contain an overheating economy. However, if core PCE inflation numbers move upward or if wage inflation climbs higher, that could trigger more aggressive action by the Fed.

Strategy

Our view regarding Fed policy is that as long as the economy grows at a moderate pace, it is strong enough that we no longer need the extreme of a zero interest rate policy. However, we also believe that if core PCE inflation remains below target, that interest rates will not rise drastically. We have adjusted our Funds accordingly and believe that they are well-positioned for the eventual increase in rates by the Fed while continuing to earn substantial levels of current income.

The U.S. Government Securities Fund remains focused on seasoned, high coupon agency-backed securities which should continue to provide long-term income stability and principal preservation as mortgage rates increase from all-time lows. Stability in the Sit Quality Income Fund remains impressive and we are pleased that despite our focus on shorter than benchmark duration we were able to beat our benchmark over the past year. We believe that the Fund’s stable price makes it a good choice for cash reserves.

The tax-exempt fixed income strategy employed in managing both the Tax-Free Income Fund and the Minnesota Tax-Free Income Fund will continue to focus heavily on the use of high coupon bonds and bonds structured with put, call, sinking fund, and prepayment provisions that provide regular cash flow. We believe that our investment strategy’s focus on income, which we believe is the primary source of return over longer periods of time, will continue to deliver positive performance. We continue to focus on sectors and security structures that provide incremental yield, while using diversification to help manage credit risk.

We appreciate your continued interest in the Sit family of funds.

With best wishes,

Roger J. Sit

Chairman and President

Sit Mutual Funds

MARCH 31, 2015	3

Sit U.S. Government Securities Fund

OBJECTIVE & STRATEGY

The objective of the U.S. Government Securities Fund is to provide high current income and safety of principal, which it seeks to attain by investing solely in debt obligations issued, guaranteed or insured by the U.S. government or its agencies or its instrumentalities. Agency mortgage securities and U.S. Treasury securities are the principal holdings in the Fund. The mortgage securities that the Fund purchases consist of pass-through securities including those issued by Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA), and Federal Home Loan Mortgage Corporation (FHLMC).

The Sit U.S. Government Securities Fund provided a return of +2.37% during the year ended March 31, 2015, compared to the return of the Barclays Intermediate Government Bond Index of +3.15%. The Fund’s 30-day SEC yield was 2.92% and its 12-month distribution rate was 1.89%.

During the 12-month period, the Fund benefitted from its position in high coupon government agency mortgages, due to a slowdown in mortgage prepayments. The Fund’s strong income return offset modest price declines resulting in positive performance on an absolute basis. Treasury futures and options that are used for duration management hindered performance, which is typical during periods of declining interest rates. In October, the Federal Reserve announced the completion of its asset purchase program, which has increased speculation on when it will increase short-term interest rates. As a result, interest rates rose modestly on the short end of the curve. The Federal Open Market Committee also revised its estimate for 2015, 2016, and 2017 growth lower to around 2.50% annually, which has, in all likelihood, postponed the eventual rise in the Fed Funds rate from this summer to later this year. Meanwhile, interest rates on longer term maturities declined due to decreased inflation expectations resulting from lower oil prices.

As the bond market prepares for the eventual increase in the Fed Funds rate, we expect short-term yields to increase while long-term yields exhibit little change. Continued low inflation expectations should offset the Fed’s anticipated rate increases, resulting in smaller yield movement for long maturity securities than for short-term securities. We also believe that mortgage prepayments on the high-coupon government agency mortgages held in the Fund will remain stable.

We continue to position the Fund defensively against a rising short-term rate environment. Our core investments continue to be older, high coupon government agency mortgage pass-through securities, as they provide high levels of income with relatively stable prices.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays Intermediate Government Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

This high level of income and principal stability continues to be the Fund’s focus, as has consistently been the case since the Fund’s inception.

Michael C. Brilley              Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Portfolio Manager

Information on this page is unaudited.
4	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2015
	Sit U.S. Government Securities Fund	Barclays Inter. Gov’t Bond Index[1]	Lipper U.S. Gov’t Fund Index[2]
One Year	2.37%	3.15%	6.06%
Five Years	1.97	2.81	4.11
Ten Years	3.73	3.96	4.36
Since Inception (6/2/87)	5.75	5.95	5.82

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays Intermediate Government Bond Index is a sub-index of the Barclays Government Bond Index covering issues with remaining maturities of between three and five years. The Barclays Government Bond Index is an index that measures the performance of all public U.S. government obligations with remaining maturities of one year or more. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Based on total net assets as of March 31, 2015. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/15:	$ 11.09 Per Share
Net Asset Value 3/31/14:	$ 11.04 Per Share
Total Net Assets:	$ 587.2 Million
Effective Duration [3]:	0.2 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

ESTIMATED AVERAGE LIFE

0-1 Year	4.3%
1-5 Years	92.7%
5-10 Years	2.2%
10-20 Years	0.0%
20+ Years	0.8%

The table represents the Adviser’s estimates of the dollar weighted average life of the portfolio’s securities, which differ from their stated maturities. The Fund’s average stated maturity was 19.0 years as of March 31, 2015.

Information on this page is unaudited.
MARCH 31, 2015	5

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit U.S. Government Securities Fund

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
Mortgage Pass-Through Securities - 43.0%
Federal Home Loan Mortgage Corporation - 8.3%
620,033	4.00	7/1/25		658,453
387,336	5.82	10/1/37		438,721
65,396	6.38	12/1/26-12/1/27		74,777
13,837,854	6.50	11/1/27-9/1/39		16,126,921
507,194	6.88	2/17/31		595,231
19,775,208	7.00	8/1/27-1/1/39		22,774,188
62,586	7.38	12/17/24		72,195
1,913,094	7.50	1/1/31-10/1/38		2,185,802
80,655	7.95	10/1/25-11/1/25		81,821
735,788	8.00	5/1/31-1/1/37		857,564
6,121	8.25	12/1/17		6,139
1,424,487	8.50	10/1/19-3/1/31		1,672,539
1,425,931	9.00	11/1/25-5/1/31		1,575,713
18,678	9.25	2/1/18-3/1/19		18,783
265,456	9.50	12/17/21		296,036
6,098	9.75	12/1/16-12/1/17		6,136
900,207	10.00	9/1/20-7/1/30		960,622
53,219	10.50	6/1/19		58,818
44,578	11.00	8/25/20		44,436

				48,504,895

Federal National Mortgage Association - 20.5%
2,965	3.49	3/1/19	[1]	3,027
1,370,766	5.50	12/1/32		1,545,000
1,727,977	5.61	11/1/22		1,878,205
64,295	5.76	3/1/33		72,873
2,997,161	5.96	6/1/28		3,430,423
2,583,535	6.00	9/1/28-10/1/39		2,953,943
467,447	6.15	6/1/33	[1]	483,767
122,217	6.20	11/1/27		143,548
98,252	6.35	10/1/30		116,303
39,374,074	6.50	1/1/22-6/1/40		46,032,752
111,532	6.91	11/1/26-8/1/27		121,006
126,980	6.95	8/1/21	[1]	130,741
37,547,434	7.00	6/1/17-5/1/39		44,721,678
5,967,334	7.50	6/1/22-2/1/38		7,045,433
51,917	7.62	12/1/16		53,934
141,307	7.95	9/15/20		157,416
3,117,368	8.00	4/1/16-3/1/38		3,678,264
252,883	8.08	11/15/31		306,685
84,722	8.24	7/20/30		96,028
45,083	8.31	7/20/28		48,945
87,011	8.33	7/15/20		96,070
2,984,665	8.50	2/1/16-1/1/37		3,533,241
36,445	8.97	3/15/22		37,695
1,334,742	9.00	10/1/19-2/1/38		1,551,021
62,527	9.21	5/15/28		71,477
25,991	9.25	10/1/16-2/1/17		26,260
1,349,851	9.50	5/1/19-8/1/31		1,551,280
27,018	9.54	7/15/20		27,786
264,756	9.68	8/20/25		304,307

Principal Amount ($)	Coupon Rate (%)	Maturity Date	Fair Value ($)
59,308	9.75	10/1/21-4/1/25	66,642
293,184	10.00	1/1/24-6/1/30	346,116
14,465	10.04	8/15/20	14,671
68,990	10.50	6/1/28	75,344

			120,721,881

Government National Mortgage Association - 13.1%
20,175,869	4.00	12/15/24-12/20/31	21,822,417
2,301,793	4.25	10/20/31-3/20/37	2,518,437
5,400,983	4.50	6/15/40	6,038,815
3,672,640	4.75	9/20/31	4,092,975
2,234,810	5.50	9/15/25-5/15/29	2,540,109
6,519,333	5.75	2/15/29-10/20/31	7,446,099
97,079	5.76	5/20/33	109,150
1,774,980	6.00	6/15/23-11/20/34	2,031,235
366,547	6.20	3/15/32	421,172
2,063,862	6.25	12/15/23-4/15/29	2,372,823
1,034,174	6.35	4/20/30-6/20/31	1,178,481
262,492	6.38	8/15/26-4/15/28	300,412
162,898	6.49	4/20/32-6/20/32	186,286
14,634,902	6.50	11/15/23-3/20/41	17,111,925
71,354	6.57	3/20/33	73,716
517,072	6.75	9/15/15-5/15/29	542,414
361,501	6.91	7/20/26-2/20/27	399,712
4,542,819	7.00	5/15/24-1/20/39	5,301,732
132,198	7.02	4/20/26	141,812
70,553	7.05	9/20/26	73,641
279,702	7.10	5/20/25	308,548
124,962	7.15	4/20/27	131,491
57,393	7.25	5/15/29	59,105
369,452	7.50	1/20/38-3/15/39	430,744
51,585	7.75	6/15/20	55,805
223,467	7.95	7/20/25-4/20/26	246,754
83,386	7.99	6/20/22	91,632
557,920	8.00	6/20/31	711,740
65,913	8.25	4/15/19	71,195
72,499	8.50	9/15/16-12/20/26	84,085
46,157	9.00	12/15/20	52,525
38,464	10.00	10/15/19	39,632
64,870	10.50	2/15/20-8/15/21	70,696

			77,057,315

Small Business Administration - 1.1%
5,912,067	5.33	8/25/36-9/25/36	6,431,811

Total Mortgage Pass-Through Securities (cost: $244,382,497)			252,715,902

See accompanying notes to financial statements.
6	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
U.S. Treasury / Federal Agency Securities - 0.8%
U.S. Treasury Strips:
7,500,000	4.22	2/15/36	[6]	4,524,209

Total U.S. Treasury / Federal Agency Securities (cost: $4,144,287)
Collateralized Mortgage Obligations - 48.8%
Federal Home Loan Mortgage Corporation - 17.3%
14,451	4.67	3/25/44	[1]	14,460
7,969,109	6.00	9/15/21-6/15/37		9,229,395
106,297	6.25	5/15/29		108,602
20,050,664	6.50	9/15/23-10/25/43		23,462,036
931,980	6.50	9/25/43	[1]	1,080,938
77,447	6.70	9/15/23		88,499
412,621	6.95	3/15/28		476,161
41,371,829	7.00	12/15/20-7/25/43		46,387,836
13,632,541	7.50	10/15/21-9/25/43		16,213,436
2,993,582	8.00	7/15/21-1/15/30		3,475,719
38,935	8.25	6/15/22		44,034
197,078	8.30	11/15/20		220,898
439,345	8.50	10/15/22-3/15/32		509,770
151,693	9.00	12/15/19		163,318
4,063	9.15	10/15/20		4,382
161,085	9.50	2/15/20		175,242

				101,654,726

Federal National Mortgage Association - 24.0%
10,788,045	4.50	6/25/21		11,088,838
481,005	4.55	6/25/43		527,054
1,550,235	6.46	9/25/37	[1]	1,779,212
3,948,627	6.49	2/25/42	[1]	4,648,735
15,219,631	6.50	8/20/28-11/25/42		16,909,413
100,544	6.50	3/25/29	[1]	114,505
563,190	6.52	12/25/42	[1]	659,403
3,318,165	6.57	10/25/42	[1]	3,807,810
877,423	6.70	2/25/45	[1]	1,036,317
11,840,798	6.75	6/25/32-4/25/37		13,451,281
107,107	6.85	12/18/27		125,340
1,367,538	6.93	8/25/37	[1]	1,490,428
22,895,390	7.00	1/25/21-3/25/45		27,119,875
33,390,356	7.50	8/20/27-1/25/48		39,855,828
1,151,889	7.50	6/19/41	[1]	1,351,269
1,317,877	8.00	7/25/22-7/25/44		1,525,631
763,174	8.24	11/25/37	[1]	892,451
696,919	8.33	11/25/37	[1]	799,377
1,324,127	8.50	1/25/21-6/25/30		1,571,019
30,791	8.70	12/25/19		34,261
10,730	8.75	9/25/20		11,494
55,420	8.82	10/25/42	[1]	65,987
43,349	8.95	10/25/20		48,441
1,879,975	9.00	7/25/19-10/25/30		2,211,875
16,288	9.05	12/25/18		17,286

Principal Amount ($)	Coupon Rate (%)	Maturity Date		Fair Value ($)
26,989	9.25	1/25/20		29,920
600,906	9.35	6/25/32	[1]	682,660
805,853	9.50	12/25/18-12/25/41		953,227
95,446	9.60	3/25/20		107,231
2,985,044	10.59	7/25/37	[1]	3,239,507
2,363,075	10.63	9/25/42	[1]	3,007,778
1,050,475	11.05	6/25/44	[1]	1,273,217
100,983	12.40	3/25/39	[1]	118,742

				140,555,412

Government National Mortgage Association - 3.4%
3,904,000	6.00	11/20/33		4,645,725
455,897	6.50	9/20/28		538,482
1,542,792	6.66	9/20/44	[1]	1,815,343
405,195	6.87	3/16/41	[1]	428,103
10,819,139	7.00	9/16/23-5/20/42		11,488,067
859,377	7.20	12/20/33	[1]	1,022,327
122,770	7.50	5/16/27		141,499
35,519	8.50	2/20/32		43,705

				20,123,251

Vendee Mortgage Trust - 4.1%
6,617,408	3.75	12/15/33		6,881,416
4,882,572	6.50	8/15/31		5,683,671
2,196,764	7.00	3/15/28		2,573,625
1,345,835	7.25	9/15/22-9/15/25		1,507,011
3,763,365	7.74	3/15/25	[1]	4,394,595
2,133,398	7.75	5/15/22-9/15/24		2,472,250
373,847	8.00	2/15/25		442,512
172,629	8.29	12/15/26		209,018

				24,164,098

Total Collateralized Mortgage Obligations (cost: $280,949,830)				286,497,487

Asset-Backed Securities - 3.1%
Federal Home Loan Mortgage Corporation - 0.5%
4,597	6.09	9/25/29	[1]	4,599
235,469	6.28	10/27/31	[14]	266,984
2,420,398	7.16	7/25/29		2,760,255

				3,031,838

Federal National Mortgage Association - 0.4%
42,083	0.51	11/25/32	[1]	38,635
383,477	4.71	10/25/33	[14]	413,140
414,083	5.29	9/26/33	[14]	453,652
136,524	5.64	2/25/33	[14]	154,380
125,625	6.47	10/25/31	[14]	129,782
852,860	6.59	10/25/31	[14]	929,830
179,788	6.69	5/25/32	[1]	180,721
42,783	6.83	7/25/31	[14]	44,005
19,130	7.80	6/25/26	[1]	19,070

				2,363,215

See accompanying notes to financial statements.
MARCH 31, 2015	7

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit U.S. Government Securities Fund (Continued)

Principal Amount ($) / Contracts	Coupon Rate (%)	Maturity Date	Fair Value ($)
Small Business Administration - 2.2%
5,742,470	5.87	7/1/28	6,515,928
2,003,075	7.13	10/1/20	2,176,196
2,296,892	7.33	8/1/20	2,504,939
1,491,711	8.03	5/1/20	1,639,413

			12,836,476

Total Asset-Backed Securities (cost: $17,967,292)			18,231,529

Put Options Purchased [10] - 0.0%
388	U.S. Treasury 5 Year Future Put Options: $ 118.75 strike May 2015 expiration		18,188
300	U.S. Treasury 5 Year Future Put Options: $ 119.25 strike May 2015 expiration		35,156

Total Put Options Purchased (cost: $298,853)			53,344

Total Investments in Securities - 95.7% (cost: $547,742,759)			562,022,471

Call Options Written [10] - (1.5%)
(3,400)	U.S. Treasury 2 Year Future Call Options: $ 108.75 strike May 2015 expiration		(5,684,375)
(2,000)	U.S. Treasury 5 Year Future Call Options: $ 118.75 strike May 2015 expiration		(3,015,625)

Total Call Options Written (premiums received: $4,034,404)			(8,700,000)

Other Assets and Liabilities, net - 5.8%			33,887,813

Total Net Assets - 100.0%			$587,210,284

[1]	Variable rate security. Rate disclosed is as of March 31, 2015.

[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[10]	The amount of $15,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2015.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of March 31, 2015.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
8	SIT MUTUAL FUNDS ANNUAL REPORT

For a detailed list of security holdings, refer to our company website at www.sitfunds.com.

A summary of the levels for the Fund’s investments as of March 31, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)

Assets
Mortgage Pass-Through Securities	—	252,715,902	—	252,715,902
U.S. Treasury / Federal Agency Securities	—	4,524,209	—	4,524,209
Collateralized Mortgage Obligations	—	286,497,487	—	286,497,487
Asset-Backed Securities	—	18,231,529	—	18,231,529
Put Options Purchased	53,344	—	—	53,344

	53,344	561,969,127	—	562,022,471

Liabilities
Call Options Written	(8,700,000)	—	—	(8,700,000)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
MARCH 31, 2015	9

Sit Quality Income Fund

OBJECTIVE & STRATEGY

The objective of the Quality Income Fund is to provide high current income and safety of principal, which it seeks to attain by investing at least 80% of its assets in debt securities issued by the U.S. government and its agencies, debt securities issued by corporations, mortgage and other asset-backed securities. The Fund invests at least 50% of its assets in U.S. government debt securities, which are securities issued, guaranteed or insured by the U.S. government, its agencies or instrumentalities.

The Sit Quality Income Fund provided a return of +0.36% during the year ended March 31, 2015, compared to the return of the Barclays 1-3 year Government/Credit Bond Index of +1.12%. The Fund’s 30-day SEC yield was 1.04% and its 12-month distribution rate was 0.66%.

The primary goal of the Fund is to maintain a high credit quality portfolio with stable principal values, while generating a relatively high level of income. During the year, the Fund benefitted from the income advantage produced by its holdings in non-agency residential mortgage, corporate, and taxable municipal securities. Non-agency residential mortgages outperformed as higher home prices increased demand for these securities. Corporate bonds benefitted from improving profits which resulted in increased demand as well. Taxable municipal securities also saw higher demand as higher tax revenues resulted in better balance sheets for many municipalities. The lower yields of Treasury securities hindered performance, as did the Treasury futures and options used for duration management. This is typical during periods of declining interest rates, such as the environment experienced over the 12-month period.

In October, the Federal Reserve announced the completion of its asset purchase program, which has increased speculation on when it will increase the fed funds rate target. As a result, interest rates rose modestly on the short end of the curve. The Federal Open Market Committee also revised its estimate for 2015, 2016, and 2017 growth lower to around 2.50% annually, which has, in all likelihood, postponed the eventual raise in the Fed Funds rate from this summer to later this year. Meanwhile, interest rates on longer term maturities declined due to decreased inflation expectations resulting from lower oil prices.

We expect the economy to continue to improve and the jobs market to strengthen further. We have started to see positive effects of lower gasoline and oil prices. Consumers were hesitant, at first, to spend their excess cash on non-essential goods. As gasoline prices have remained lower, we have seen increased spending which has begun to flow into the economy. In addition, we expect interest rates on longer term maturities to continue to decline with lower energy prices and lower inflation expectations. However, as the economy gains steam, we expect the entire yield curve to shift higher led by short term interest rates.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 1-3 Year Government/Credit Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

We have positioned the Fund defensively against a rising rate environment, using a diverse universe of high-quality assets and Treasury futures and options for duration management. We are focusing on a combination of Treasury, agency, and credit sectors that provide relatively high levels of income and relatively stable prices. The dual goals of income and principal stability are the primary objectives the Fund.

Michael C. Brilley

Bryce A. Doty, CFA

Senior Portfolio Managers

Mark H. Book, CFA

Chris M. Rasmussen, CFA

Portfolio Managers

Information on this page is unaudited.
10	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2015

	Sit Quality Income Fund	Barclays 1-3 Year Government/Credit Index[1]	Lipper Short Investment Grade Bond Index[2]

One Year	0.36%	1.12%	1.19%
Since Inception (12/31/12)	0.54	0.89	1.07

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for the periods greater than one year are compounded average annual rates of return.

1 The Barclays 1-3 Year Government/Credit Index is an unmanaged index of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

U.S. Treasury/Federal Agency Securities	45.1%
Corporate Bonds	23.7%
Asset Backed (Non-Agency)	10.6%
Mortgage Pass-Through (Agency)	7.4%
Collateralized Mortgage Obligations (Non-Agency)	7.1%
Taxable Municipal Bonds	5.9%
Other Bonds & Other Net Assets	0.2%

Based on total net assets as of March 31, 2015. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/15:	$9.94 Per Share
Net Asset Value 3/31/14:	$9.97 Per Share
Total Net Assets:	$124.4 Million
Average Maturity:	8.6 Years
Effective Duration [3]:	0.1 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Information on this page is unaudited.
MARCH 31, 2015	11

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit Quality Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Asset-Backed Securities - 10.7%
Agency - 0.1%
155,591	FNMA REMICS, Series 2001-W2, Class AS5 [14]	6.47	10/25/31	160,739

Non-Agency - 10.6%
193,818	Ace Securities Corp. Home Equity Loan Trust Series 2004-SD1 [1]	0.66	11/25/33	192,070
228,967	Aegis Asset Backed Securities Trust, Series 2005-2, Class M1 [1]	0.59	6/25/35	226,971
856,211	Bear Stearns Asset Backed Securities Trust 2005-SD2, Class 1A2 [1]	0.64	3/25/35	850,995
60,651	Bear Stearns Asset Backed Securities Trust, Series 2005-SD2, Class 1A3 [1]	0.57	3/25/35	60,150
102,684	Centex Home Equity Loan Trust, Series 2004-A, Class AF4 [14]	5.01	8/25/32	102,997
310,000	Centex Home Equity Loan Trust, Series 2004-A, Class AF5 [14]	5.43	1/25/34	315,712
600,862	Centex Home Equity Loan Trust, Series 2004-D, Class AF4 [14]	4.68	6/25/32	615,100
318,200	Centex Home Equity Loan Trust, Series 2004-D, Class AF6 [14]	4.67	9/25/34	326,382
331,789	Centex Home Equity Loan Trust, Series 2005-C, Class AF5 [14]	5.05	6/25/35	340,823
209,083	CIT Home Equity Loan Trust 2003-1, Class A4 [14]	3.93	3/20/32	212,711
358,826	CIT Home Equity Loan Trust, Series 2003-1, Class A6 [14]	4.06	10/20/32	367,487
479,110	Citifinancial Mortgage Securities, Inc., Series 2004-1, Class AF3 [14]	3.77	4/25/34	486,061
81,248	Conseco Financial Corp., Series 1997-3, Class A6	7.32	3/15/28	85,541
55,648	Conseco Financial Corp., Series 1997-4, Class A7 [1]	7.36	2/15/29	56,847
34,025	Conseco Financial Corp., Series 1997-6, Class A6	6.90	1/15/29	35,125
113,125	Conseco Financial Corp., Series 1997-6, Class A7	7.14	1/15/29	117,041
90,678	Conseco Financial Corp., Series 1997-7, Class A7 [1]	6.96	7/15/28	93,588
218,672	Conseco Financial Corp., Series 1998-1, Class A6 [1]	6.33	11/1/29	224,553
565,078	Countrywide Asset-Backed Certificates, Series 2004-S1, Class A3 [14]	5.12	2/25/35	575,785
116,454	Credit-Based Asset Servicing and Securitization, LLC, Series 2005-CB5, Class AF2 [14]	4.24	8/25/35	117,160
5,811	Deutsche Financial Capital Securitization LLC, Series 1998-I, Class A4	6.38	4/15/28	5,815
24,510	Deutsche Financial Capital Securitization, LLC, Series 1998-I, Class A3	6.10	4/15/28	24,521
514,195	First Alliance Mortgage Loan Trust, Series 1997-4, Class A2 [14]	7.63	4/20/29	521,547
59,880	Green Tree Mortgage Loan Trust 2005-HE1, Class A5 1, [4]	0.55	12/25/32	59,525
498,306	HSBC Home Equity Loan Trust USA, Series 2007-2, Class A4 [1]	0.47	7/20/36	491,990
219,529	Irwin Home Equity Loan Trust, Series 2005-1, Class 2A3 [14]	5.32	6/25/35	216,292
721,756	Irwin Whole Loan Home Equity Trust 2003-B, Class M 1	3.17	11/25/32	727,123
1,327,060	Irwin Whole Loan Home Equity Trust, Series 2003-D, Class M1 [1]	1.27	11/25/28	1,299,611
1,879,572	Irwin Whole Loan Home Equity Trust, Series 2005-A, Class M1 [1]	1.03	6/25/34	1,814,641
559,787	Irwin Whole Loan Home Equity Trust, Series 2005-C, Class 1M2 [14]	5.75	4/25/30	580,997
49,189	New Century Home Equity Loan Trust, Series 2003-5, Class AI7 [1]	5.15	11/25/33	50,338
220,819	NovaStar Mortgage Funding Trust, Series 2004-2, Class M2 [1]	1.19	9/25/34	218,483
750,000	Popular ABS Mortgage Pass-Through Trust Series 2005-1, Class AF5 [14]	5.17	5/25/35	766,477
116,307	Popular ABS Mortgage Pass-Through Trust, Series 2004-4, Class AF4 [1]	4.63	9/25/34	117,124
109,695	Popular ABS Mortgage Pass-Through Trust, Series 2004-5, Class AF4 [1]	4.66	12/25/34	109,797
102,679	Residential Asset Mortgage Products Trust, Series 2003-RZ5, Class A7 [14]	5.47	9/25/33	105,966
8,334	Residential Asset Mortgage Products Trust, Series 2003-RZ3, Class A6 [14]	3.90	3/25/33	8,497
45,816	Residential Asset Mortgage Products Trust, Series 2004-RS12, Class A16	4.55	12/25/34	46,341
319,444	Residential Asset Mortgage Products Trust, Series 2004-RZ1, Class A11 [1]	0.65	3/25/34	316,890
220,843	Residential Asset Securities Corp., Series 2004-KS2, Class AI4 [1]	4.18	12/25/31	221,641
96,972	Vanderbilt Mortgage Finance, Series 2002-B, Class A4	5.84	2/7/26	97,991
3,863	Wells Fargo Home Equity Asset-Backed Securities Trust, Series 2004-2, Class AI6 [1]	5.00	10/25/34	3,873

				13,208,579

Total Asset-Backed Securities (cost: $13,375,854)				13,369,318

See accompanying notes to financial statements.
12	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Collateralized Mortgage Obligations - 25.8%
Agency - 18.7%
52,279	FHLMC REMICS, Series 2627, Class MC	4.50	6/15/18	54,427
175,232	FHLMC REMICS, Series 2631, Class LC	4.50	6/15/18	183,642
92,341	FHLMC REMICS, Series 2646, Class MT	3.50	11/15/32	94,298
306,808	FHLMC REMICS, Series 2685, Class ND	4.00	10/15/18	319,697
300,000	FHLMC REMICS, Series 2776, Class CG	5.00	4/15/19	317,885
943,004	FHLMC REMICS, Series 2839, Class TC	5.00	8/15/19	991,607
486,772	FHLMC REMICS, Series 2874, Class BC	5.00	10/15/19	515,402
208,958	FHLMC REMICS, Series 2877, Class JD	4.50	3/15/19	217,983
112,854	FHLMC REMICS, Series 2962, Class WE	5.50	6/15/24	113,256
28,619	FHLMC REMICS, Series 3634, Class EA	4.00	11/15/23	28,881
76,576	FHLMC REMICS, Series 3637, Class LJ	3.50	2/15/25	79,628
382,654	FHLMC REMICS, Series 3645, Class EH	3.00	12/15/20	394,508
61,456	FHLMC REMICS, Series 3711, Class AG	3.00	8/15/23	61,860
272,329	FHLMC REMICS, Series 3777, Class DA	3.50	10/15/24	282,487
684,397	FHLMC REMICS, Series 3812, Class LV	4.00	4/15/22	725,583
294,486	FHLMC REMICS, Series 3815, Class BD	3.00	10/15/20	302,206
1,603,072	FHLMC REMICS, Series 3817, Class GA	3.50	6/15/24	1,661,113
1,662,731	FHLMC REMICS, Series 3862, Class XA	3.00	11/15/24	1,717,889
27,132	FNMA REMICS, Series 2001-53, Class GB	5.00	9/25/16	27,303
113,362	FNMA REMICS, Series 2002-94, Class HQ	4.50	1/25/18	117,465
190,236	FNMA REMICS, Series 2003-52, Class NA	4.00	6/25/23	201,013
159,114	FNMA REMICS, Series 2004-101, Class BH	5.00	1/25/20	166,713
269,402	FNMA REMICS, Series 2005-19, Class PA	5.50	7/25/34	292,593
113,706	FNMA REMICS, Series 2005-24, Class A	4.50	7/25/32	116,386
75,947	FNMA REMICS, Series 2005-68, Class PC	5.50	7/25/35	81,416
8,574	FNMA REMICS, Series 2007-100, Class ND	5.75	10/25/35	8,624
674,687	FNMA REMICS, Series 2008-18, Class NB	4.50	5/25/20	703,787
824,029	FNMA REMICS, Series 2008-29, Class CA	4.50	9/25/35	858,715
276,014	FNMA REMICS, Series 2008-65, Class CD	4.50	8/25/23	291,262
187,646	FNMA REMICS, Series 2009-71, Class MB	4.50	9/25/24	201,180
107,172	FNMA REMICS, Series 2009-76, Class MA	4.00	9/25/24	110,450
684,937	FNMA REMICS, Series 2009-87, Class A	4.50	12/25/38	714,638
199,603	FNMA REMICS, Series 2009-88, Class DA	4.50	10/25/20	209,225
583,049	FNMA REMICS, Series 2010-144, Class YG	2.25	11/25/23	593,929
131,056	FNMA REMICS, Series 2010-28, Class DA	5.00	9/25/28	138,022
285,552	FNMA REMICS, Series 2011-16, Class GE	2.75	3/25/26	292,299
23,981	FNMA REMICS, Series 2011-32, Class QC	3.00	10/25/28	24,036
25,926	FNMA REMICS, Series 2011-32, Class QD	3.50	10/25/28	25,999
421,050	FNMA REMICS, Series 2011-42, Class BJ	3.00	8/25/25	435,083
170,750	FNMA REMICS, Series 2011-46, Class A	3.00	5/25/24	177,057
887,902	FNMA REMICS, Series 2011-46, Class AB	3.00	5/25/24	916,728
2,127,825	FNMA REMICS, Series 2011-48, Class VJ	5.00	5/25/40	2,231,331
427,814	FNMA REMICS, Series 2011-9, Class HC	3.25	3/25/24	438,957
104,293	FNMA REMICS, Series 2012-19, Class GH	3.00	11/25/30	108,761
171,830	GNMA, Series 2004-53, Class CK	5.00	8/20/32	177,840
179,965	GNMA, Series 2007-48, Class FM [1]	0.42	4/20/37	180,034
157,978	GNMA, Series 2009-10, Class PA	4.50	12/20/38	168,272
297,239	GNMA, Series 2009-104, Class XM	5.00	3/20/36	301,363
1,331,480	GNMA, Series 2009-108, Class NB	3.00	4/20/37	1,358,658
50,762	GNMA, Series 2009-118, Class LK	5.00	5/20/35	50,890
400,000	GNMA, Series 2010-107, Class L	4.00	4/20/36	415,025

See accompanying notes to financial statements.
MARCH 31, 2015	13

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit Quality Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
43,476	GNMA, Series 2010-108, Class BH	2.25	12/20/36	43,741
2,314,980	GNMA, Series 2010-168, Class ME	3.00	7/20/37	2,371,835
150,847	GNMA, Series 2010-61, Class DA	4.00	12/20/23	156,833
192,544	GNMA, Series 2010-61, Class EA	5.00	9/20/31	194,854
247,285	Vendee Mortgage Trust, Series 1993-1, Class ZB	7.25	2/15/23	282,794

				23,247,463

Non-Agency - 7.1%
26,061	Alternative Loan Trust, Series 2003-20CB, Class 1A2	5.50	10/25/33	26,319
18,693	American Home Mortgage Investment Trust, Series 2004-3, Class 6A4 [14]	5.01	10/25/34	18,707
78,872	Banc of America Mortgage Trust 2004-1, Class 4A1	5.00	2/25/19	81,239
31,579	Banc of America Mortgage Trust, Series 2004-3, Class 1A26	5.50	4/25/34	32,263
1,670,588	Bear Stearns Trust, Series 2004-10, Class 1A1 [1]	0.85	9/25/34	1,662,658
1,853,086	CHL Mortgage Pass-Through Trust, Series 2003-56, Class 6A1 [1]	2.46	12/25/33	1,826,253
115,200	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-1, Class 2A1	4.75	10/25/18	116,429
426,870	Deutsche Mortgage Securities, Inc. Mortgage Loan Trust, Series 2004-1, Class 2A3	4.75	10/25/18	429,106
129,615	GSR Mortgage Loan Trust 2005-5F, Class 8A1 [1]	0.67	6/25/35	125,493
417,453	JP Morgan Chase Commercial Mortgage Securities Trust, Series 2005-LDP5, Class A4 [1]	5.23	12/15/44	422,016
52,564	Master Asset Securitization Trust, Series 2003-4, Class CA1	8.00	5/25/18	54,527
357,653	MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Class 3A7 [1]	2.64	11/21/34	363,975
95,436	MASTR Alternative Loan Trust, Series 2003-4, Class 2A1	6.25	6/25/33	100,949
244,046	MASTR Alternative Loan Trust, Series 2003-5, Class 4A1	5.50	7/25/33	259,405
377,532	MASTR Alternative Loan Trust, Series 2003-8, Class 3A1	5.50	12/25/33	401,994
94,000	MASTR Asset Securitization Trust, Series 2005-2, Class 1A3	5.35	11/25/35	97,780
188,774	Prime Mortgage Trust, Series 2004-CL1, Class 1A1	6.00	2/25/34	198,232
41,430	RAAC Trust, Series 2004-SP3, Class AI5 [1]	4.89	12/25/32	42,335
102,742	Residential Asset Securitization Trust, Series 2003-A14, Class A1	4.75	2/25/19	104,967
15,954	Residential Funding Mortgage Securities I Trust, Series 2003-S13, Class A3	5.50	6/25/33	15,957
282,703	Sequoia Mortgage Trust, Series 2012-1, Class 2A1 [1]	3.47	1/25/42	289,506
1,494,892	Structured Asset Securities, Corp. Mortgage Loan Trust, Series 2005-GEL3, Class M3 [1]	0.97	6/25/35	1,483,896
385,994	Structured Asset Securities, Corp. Mortgage Pass-Through Certificates, Series 2003-22A, Class 3A [1]	2.49	6/25/33	396,557
128,529	WaMu Mortgage Pass Through Certificates, Series 2002-AR2 Class A [1]	1.95	2/27/34	124,725
117,237	WaMu Mortgage Pass Through Certificates, Series 2004-CB2, Class 7A	5.50	8/25/19	120,463

				8,795,751

Total Collateralized Mortgage Obligations (cost: $32,038,175)				32,043,214

Corporate Bonds - 23.7%
963,882	Aircraft Certificate Owner Trust 2003 [4]	7.00	9/20/22	1,036,174
784,615	America West Airlines 2000-1 Pass Through Trust	8.06	7/2/20	894,461
500,000	Bank of America Corp.	6.50	7/15/18	568,512
1,000,000	Bank One Corp. [14]	8.53	3/1/19	1,216,124
1,500,000	Coca-Cola Femsa SAB de CV	2.38	11/26/18	1,531,860
459,939	Continental Airlines 2001-1 Class A-1 Pass Through Trust	6.70	6/15/21	492,134
1,000,000	Crown Castle Towers, LLC [4]	4.17	8/15/17	1,042,000
600,000	Diamond Offshore Drilling, Inc.	5.88	5/1/19	668,728
1,000,000	Hancock Holdings Co. (Subordinated)	5.88	4/1/17	1,055,002
1,500,000	HSBC USA Capital Trust III (Subordinated)	7.75	11/15/26	1,506,158
1,000,000	Illinois Tool Works, Inc.	6.25	4/1/19	1,163,580
500,000	Jersey Central Power & Light Co.	4.80	6/15/18	535,769
1,000,000	Lender Processing Services, Inc./Black Knight Lending Solutions, Inc.	5.75	4/15/23	1,059,580
1,000,000	Macy’s Retail Holdings, Inc.	7.88	8/15/36	1,079,154
1,800,000	Manufacturers & Traders Trust Co. (Subordinated) [1]	5.63	12/1/21	1,874,700

See accompanying notes to financial statements.
14	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
1,600,000	Nationwide Mutual Insurance Co. 1, [4]	2.56	12/15/24	1,599,866
1,053,377	Northwest Airlines 1999-2 Class A Pass Through Trust	7.58	3/1/19	1,169,249
697,695	Northwest Airlines 2002-1 Class G-2 Pass Through Trust	6.26	11/20/21	759,162
25,000	PartnerRe Finance A LLC	6.88	6/1/18	28,458
1,200,000	Pfizer, Inc.	6.20	3/15/19	1,403,929
600,000	Platinum Underwriters Finance, Inc.	7.50	6/1/17	668,106
500,000	Principal Life Income Funding Trusts [1]	1.79	4/1/16	501,365
800,000	Prudential Financial, Inc. [1]	2.66	8/10/18	826,736
1,000,000	Puget Sound Energy, Inc.	6.74	6/15/18	1,152,375
500,000	SBA Tower Trust [4]	2.24	4/16/18	499,593
500,000	State Street Corp. (Subordinated)	4.96	3/15/18	541,023
500,000	Susa Partnership LP	7.45	7/1/18	581,798
1,475,000	Time Warner Cable, Inc.	8.25	4/1/19	1,804,132
1,000,000	Toyota Motor Credit Corp. [1]	1.50	2/13/20	1,005,209
1,000,000	United Technologies Corp.	6.13	2/1/19	1,164,428

Total Corporate Bonds (cost: $29,348,987)				29,429,365

Foreign Government Bonds - 0.5%
500,000	Province of Nova Scotia Canada	9.50	2/1/19	636,848

(cost: $632,245)
Mortgage Pass-Through Securities - 7.4%
Federal Home Loan Mortgage Corporation - 2.2%
91,940	Freddie Mac	3.50	7/1/26	98,264
96,021	Freddie Mac	4.50	1/1/18	100,687
65,373	Freddie Mac	4.50	5/1/19	68,680
140,116	Freddie Mac	4.50	6/1/19	147,208
103,624	Freddie Mac	4.50	6/1/19	108,711
146,953	Freddie Mac	4.50	1/1/21	155,138
92,830	Freddie Mac	4.50	12/1/21	97,991
144,281	Freddie Mac	4.50	10/1/23	157,236
149,415	Freddie Mac	4.50	7/1/26	157,335
90,124	Freddie Mac	5.00	3/1/18	94,676
86,549	Freddie Mac	5.00	10/1/18	90,956
113,646	Freddie Mac	5.00	8/1/19	120,559
44,012	Freddie Mac	5.00	10/1/25	48,747
102,708	Freddie Mac	5.50	9/1/17	107,964
136,318	Freddie Mac	5.50	4/1/19	143,293
58,955	Freddie Mac	5.50	10/1/19	62,585
127,082	Freddie Mac	5.50	7/1/20	134,897
104,333	Freddie Mac	5.50	12/1/20	110,681
96,621	Freddie Mac	5.50	1/1/21	103,495
196,136	Freddie Mac	5.50	3/1/21	212,996
103,564	Freddie Mac	5.50	3/1/21	112,577
116,318	Freddie Mac	5.50	10/1/21	123,376
33,276	Freddie Mac	6.00	8/1/16	33,869
77,794	Freddie Mac	6.00	9/1/23	88,378

				2,680,299

See accompanying notes to financial statements.
MARCH 31, 2015	15

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit Quality Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Federal National Mortgage Association - 4.9%
285,595	Fannie Mae	2.75	11/1/17	296,407
1,000,000	Fannie Mae	2.78	12/1/17	1,037,790
309,240	Fannie Mae	3.00	8/1/21	324,546
497,960	Fannie Mae	3.18	12/1/17	510,482
124,449	Fannie Mae	3.50	10/1/21	132,062
569,191	Fannie Mae	3.98	4/1/18	609,094
71,589	Fannie Mae	4.00	3/1/26	76,296
50,318	Fannie Mae	4.00	10/1/31	54,312
348,357	Fannie Mae	5.00	1/1/20	370,629
627,857	Fannie Mae	5.25	1/1/18	652,931
1,718,918	Fannie Mae	5.51	4/1/17	1,850,240
88,278	Fannie Mae	6.00	5/1/23	93,406
40,980	Fannie Mae	6.50	2/1/19	47,049

				6,055,244

Government National Mortgage Association - 0.3%
111,414	Ginnie Mae [1]	1.63	4/20/33	115,396
77,641	Ginnie Mae [1]	1.63	10/20/34	80,358
43,275	Ginnie Mae [1]	3.50	4/20/42	45,438
182,323	Ginnie Mae	5.00	9/15/24	194,874

				436,066

Total Mortgage Pass-Through Securities (cost: $9,022,368)				9,171,609

Taxable Municipal Bonds - 5.9%
795,000	Academica Charter Schools [4]	7.93	8/15/19	800,986
1,000,000	Colorado Housing & Finance Authority	4.00	11/1/31	1,070,080
175,000	Huron School District No. 2-2	4.70	6/1/16	182,189
250,000	La Paz County Industrial Development Authority	4.25	12/1/15	252,712
520,000	Milwaukee Redevelopment Authority	3.00	8/1/18	531,149
600,000	Multistate Liquidating Trust No. 1 [4]	1.39	12/15/18	605,196
1,500,000	Rhode Island Housing & Mortgage Finance Corp.	4.00	10/1/39	1,577,190
1,600,000	Skyway Concession Co., LLC 1, [4]	0.65	6/30/26	1,328,000
250,000	State of Texas G.O. [1]	1.90	8/1/23	250,129
695,000	Texas Department of Housing & Community Affairs	4.80	7/1/19	715,072

Total Taxable Municipal Bonds (cost: $7,240,912)				7,312,703

U.S. Treasury / Federal Agency Securities - 26.3%
Other Federal Agency Securities - 2.6%
250,000	Ally Bank [12]	0.60	6/29/15	250,207
250,000	Bank of Baroda [12]	0.25	6/30/15	250,000
150,000	Bank of China, Ltd. [12]	0.55	8/6/15	150,120
100,000	Bank of China, Ltd. [12]	0.60	4/17/15	100,014
212,000	Comenity Capital Bank [12]	0.75	5/10/16	212,295
150,000	Discover Bank [12]	0.50	5/22/15	150,080
250,000	EverBank [12]	0.35	9/14/15	249,972
250,000	Firstbank Puerto Rico [12]	0.80	9/21/15	250,485
250,000	GE Capital Bank [12]	0.80	11/2/15	250,608
250,000	Investors Bank/Short Hills [12]	0.65	2/25/16	250,188

See accompanying notes to financial statements.
16	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)/ Contracts	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
600,000	Micron Semiconductor Asia Pte, Ltd. [16]	1.26	1/15/19	598,714
250,000	Sallie Mae Bank [12]	0.80	10/23/15	250,537
125,000	State Bank of India [12]	0.60	7/22/15	125,115
125,000	State Bank of India [12]	0.85	10/19/15	125,292

				3,213,627

U.S. Treasury Note - 23.7%
7,500,000	U.S. Treasury Note [1]	0.10	4/30/16	7,500,630
2,500,000	U.S. Treasury Note	0.13	4/30/15	2,499,610
2,500,000	U.S. Treasury Note	0.25	5/15/15	2,500,390
8,500,000	U.S. Treasury Note	0.75	6/30/17	8,517,264
8,500,000	U.S. Treasury Note	0.88	6/15/17	8,544,489

				29,562,383

Total U.S. Treasury / Federal Agency Securities (cost: $32,767,556)				32,776,010

Put Options Purchased [10] - 0.0%
41	U.S. Treasury 5 Year Future: Put Options: $118.75 strike, May 2015 expiration			1,922

Total Put Options Purchased (cost: $23,271)
Total Investments in Securities - 100.3% (cost: $124,449,368)				124,740,989

Call Options Written [10] - (0.2%)
(206)	U.S. Treasury 2 Year Future: Call Options: $109.38 strike, May 2015 expiration			(109,438)
(31)	U.S. Treasury 5 Year Future: Call Options: $118.75 strike, May 2015 expiration			(46,742)
(63)	U.S. Treasury 5 Year Future: Call Options: $119.50 strike, May 2015 expiration			(55,617)

Total Call Options Written (premiums received: $85,491)				(211,797)

Other Assets and Liabilities, net - (0.1%)				(111,520)

Total Net Assets - 100.0%				$124,417,672

[1]	Variable rate security. Rate disclosed is as of March 31, 2015.

[4]

144A Restricted Security. The total value of such securities as of March 31, 2015 was $6,971,340 and represented 5.6% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[10]	The amount of $2,000,000 in cash was segregated with the broker to cover margin requirements for derivative transactions as of March 31, 2015.

[12]	Certificate of Deposit. Investments up to $250,000 are insured by the Federal Deposit Insurance Corporation.

[14]	Step Coupon: A bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate disclosed is as of March 31, 2015.

[16]	Payment guaranteed by the Export-Import Bank of the United States; guarantee is backed by the full faith and credit of the United States of America.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

Short futures contracts outstanding as of March 31, 2015 were as follows:

Contracts	Type	Expiration Date	Notional Amount	Unrealized Depreciation
235	U.S. Treasury 2 Year Futures [10]	June 2015	$51,501,707	$(154,220)

See accompanying notes to financial statements.
MARCH 31, 2015	17

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit Quality Income Fund (Continued)

A summary of the levels for the Fund’s investments as of March 31, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other Significant Observable Inputs ($)	Level 3 Other Significant Observable Inputs ($)	Total ($)
Assets
Asset-Backed Securities	—	13,369,318	—	13,369,318
Collateralized Mortgage Obligations	—	32,043,214	—	32,043,214
Corporate Bonds	—	29,429,365	—	29,429,365
Foreign Government Bonds	—	636,848	—	636,848
Mortgage Pass-Through Securities	—	9,171,609	—	9,171,609
Taxable Municipal Bonds	—	7,312,703	—	7,312,703
U.S. Treasury / Federal Agency Securities	—	32,776,010	—	32,776,010
Put Options Purchased	1,922	—	—	1,922
	1,922	124,739,067	—	124,740,989
Liabilities
Call Options Written	(211,797)	—	—	(211,797)
Futures	(154,220)	—	—	(154,220)
	(366,017)	—	—	(366,017)

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
18	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2015	19

Sit Tax-Free Income Fund

OBJECTIVE & STRATEGY

The objective of the Tax-Free Income Fund is to provide a high level of current income that is exempt from federal income tax, consistent with preservation of capital, by investing primarily in investment-grade municipal securities.

Such municipal securities generate interest income that is exempt from both federal regular income tax and federal alternative minimum tax. During normal market conditions, the Fund invests 100% of its net assets in such tax-exempt municipal securities.

The Sit Tax-Free Income Fund provided a total return of +9.81% during the fiscal year ended March 31, 2015, compared with a total return of +2.95% for the Barclays 5-Year Municipal Bond Index. As of March 31, 2015, the Fund’s 30-day SEC yield was 3.06% and the Fund’s 12-month distribution rate was 3.86%.

Yields on long and intermediate tax-exempt municipal bonds ended the year lower while yields on the shortest bonds rose slightly, resulting in a flattening on the yield curve. Tax-exempt yields began the fiscal year by falling in April and May and then stabilizing into the summer. Yields declined again in August and held stable through the fall with a modest decline through the end of December. Finally, yields declined further in January, saw a moderate rebound higher in February, and ultimately ended lower for both the quarter and the fiscal year.

The Fund maintained duration longer than its benchmark, a key driver of the Fund’s outperformance in fiscal year 2015. Bonds with duration longer than five years significantly outperformed shorter duration bonds during the year. Lower credit quality also outperformed higher credit quality during the fiscal year. The Fund’s non-rated holdings, which accounted for 22% of the Fund at fiscal year-end, generated materially higher returns, on average, than the Fund’s rated holdings. Security selection was a significant contributor to the Fund’s outperformance and was strong across the board, generating returns several percentage points higher than those of the Barclays 5-Year Municipal Bond Index in all five of the largest sectors held. An emphasis on revenue bonds led to overweight positions in the Single Family Housing, Multi Family Housing, and Other Revenue sectors, all of which provided a boost to the Fund’s performance.

Credit spreads narrowed considerably during the fiscal year. The Fund will continue to look for opportunities to increase its allocation to higher-rated bonds in light of the decreased compensation for credit risk. The Fund’s duration currently remains longer than that of the benchmark. We will look to shorten the current duration as we anticipate interest rates will begin to rise later in 2015.

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

We believe the Fund is well positioned to provide attractive relative yield in the current market environment. Our strategy remains focused on providing a high level of interest income, which we believe is the primary driver of long run returns. The Fund remains highly diversified in order to manage credit risk.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

Information on this page is unaudited.
20	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2015

	Sit Tax-Free Income Fund	Barclays 5-Year Muni Bond Index[1]	Lipper General Muni. Bond Fund Index[2]
One Year	9.81%	2.95%	7.75%
Five Years	6.10	3.44	5.59
Ten Years	4.27	4.17	4.68
Since Inception (9/29/88)	5.42	5.36	5.86

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains and all fee waivers. Without the fee waivers total return and yield figures would have been lower. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Single Family Mortgage	22.2%
Multifamily Mortgage	17.5%
Other Revenue	12.5%
Education/Student Loan	9.5%
Insured	7.9%
General Obligation	6.4%
Investment Companies	6.2%
Hospital/Health Care	4.7%
Sectors less than 5%	6.7%
Cash & Other Net Assets	6.4%

Based on total net assets as of March 31, 2015. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/15:	$ 9.68 Per Share
Net Asset Value 3/31/14:	$ 9.16 Per Share
Total Net Assets:	$ 165.2 Million
Average Maturity:	16.9 Years
Effective Duration [3]:	5.6 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	1.4
A	0.0
BBB	2.2
BB	13.5
<BB	4.9

Total	22.0%

Information on this page is unaudited.
MARCH 31, 2015	21

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Municipal Bonds - 87.4%
Alabama - 0.2%
400,000	Birmingham-Baptist Medical Centers Special Care Facs. Financing Auth. Rev.	5.00	11/15/30	402,048

Alaska - 2.1%
750,000	AK Hsg. Finance Corp. Mtg. Rev.	4.13	12/1/37	771,150
640,000	AK Hsg. Finance Corp. Mtg. Rev.	4.25	12/1/40	659,936
500,000	AK Hsg. Finance Corp. Mtg. Rev. (G.O. of Corp. Insured)	4.50	12/1/35	520,025
250,000	AK Industrial Dev. & Export Auth. Rev. (Boys & Girls Home) [2,5,15]	5.50	N/A	82,502
250,000	AK Industrial Dev. & Export Auth. Rev. (GTR Fairbanks Community Hospital Foundation)	5.00	4/1/33	275,055
460,000	Koyukuk Health Facility Rev. (Tanana Chief’s Conf. Health Care)	7.00	10/1/23	527,114
550,000	North Slope Borough Service Area Rev.	5.25	6/30/34	610,022

				3,445,804

Arizona - 2.3%
868,994	AZ Health Facs. Auth. Rev. (New Arizona Family Proj.)	5.25	7/1/27	983,102
125,000	Flagstaff Industrial Dev. Auth. Rev. (Sr. Living Community Proj.)	5.50	7/1/22	125,406
400,000	Peoria Industrial Dev. Auth. Rev. (Sierra Winds Life Care Community)	5.25	11/15/29	406,472
700,000	Phoenix Industrial Dev. Auth. Education Rev. (Legacy Schools Proj.) [4]	4.75	7/1/19	725,557
5,000	Pima Co. Industrial Dev. Auth. Education Rev. (AZ Charter Schools Proj.)	6.70	7/1/21	5,021
170,000	Pima Co. Industrial Dev. Auth. Education Rev. (Choice Education & Dev. Corp. Proj.)	6.00	6/1/16	172,159
400,000	Pima Co. Industrial Dev. Auth. Education Rev. (Coral Academy Science Proj.)	6.38	12/1/18	420,780
365,000	Pima Co. Industrial Dev. Auth. Education Rev. (Tucson Country Day School Proj.)	5.00	6/1/22	364,106
500,000	Quechan Indian Tribe of Fort Yuma Rev. (Tribal Economic Dev.)	9.75	5/1/25	569,580

				3,772,183

Arkansas - 0.6%
320,000	Arkansas Dev. Finance Auth.	5.00	2/1/33	359,629
300,000	Henderson State University Rev. (BAM Insured)	4.00	11/1/29	313,776
330,000	Rogers Rev. (Sales & Use Tax)	4.13	11/1/31	347,183

				1,020,588

California - 9.4%
500,000	Agua Caliente Band of Cahuilla Indians Rev. [4]	6.00	7/1/18	497,475
90,000	CA Hsg. Finance Agy. Home Mtg. Rev.	5.20	8/1/28	91,976
500,000	CA School Facs. Finance Auth. Rev. (Azusa Unified School District) (AGM Insured) [6]	6.00	8/1/29	583,700
160,000	CA Statewide Communities Dev. Auth. Rev. (Lancer Plaza Proj.)	5.13	11/1/23	174,115
500,000	CA Statewide Communities Dev. Auth. Rev. (Provident Group - Pomona Property)	5.60	1/15/36	525,035
400,000	Carlsbad Unified School District G.O. Capital Appreciation [6]	6.13	8/1/31	374,496
1,000,000	Colton Joint Unified School District G.O. (AGM Insured) [6]	5.80	8/1/35	849,090
500,000	Encinitas Union School District G.O. Capital Appreciation [6]	6.75	8/1/35	480,940
250,000	Golden State Tobacco Securitization Corp.	4.00	6/1/35	256,725
500,000	Hartnell Community College G.O. [6]	7.00	8/1/34	418,565
1,250,000	Healdsburg Unified School District G.O. [6]	4.60	8/1/37	905,950
250,000	Imperial Community College District G.O. Capital Appreciation (AGM Insured) [6]	6.75	8/1/40	310,172
1,100,000	Los Alamitos Unified School District Capital Appreciation C.O.P. [6]	5.95	8/1/34	849,266
250,000	Martinez Unified School District G.O. [6]	6.13	8/1/35	322,845
1,000,000	Oak Grove School District G.O. [6]	6.96	6/1/41	194,300
500,000	Placentia-Yorba Linda Unified School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.25	10/1/28	538,795
600,000	Redondo Beach School District G.O. [6]	6.38	8/1/34	677,832
750,000	Reef-Sunset Unified School District (BAM Insured) [6]	4.85	8/1/38	598,215
350,000	Ripon Unified School District G.O. (BAM Insured) [6]	4.50	8/1/30	327,478
500,000	Sacramento Co. Water Financing Auth. Rev. (NATL-RE FGIC Insured) [1]	0.75	6/1/39	450,055
1,000,000	San Bernardino City Unified School District G.O. Capital Appreciation (NATL-RE Insured) [6]	4.72	8/1/29	538,640

See accompanying notes to financial statements.
22	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
400,000	San Jose Financing Auth. Rev. (Civic Center Garage Proj.) [9]	5.00	6/1/39	456,304
500,000	South Tahoe Joint Powers Financing Auth. Tax Allocation Ref. (South Tahoe Redev. Proj.) (AGM Insured)	5.00	10/1/30	561,895
350,000	Southwest Community Finance Auth. Rev. (Riverside Co. Proj.) [9]	6.00	5/1/24	399,721
515,000	Sulphur Springs Union School District C.O.P. Capital Appreciation (AGM Insured) [6]	6.50	12/1/37	619,298
500,000	Sutter Butte Flood Agency (BAM Insured)	4.00	10/1/38	518,185
600,000	Tracy Joint Unified School District G.O. Capital Appreciation [6]	7.30	8/1/41	411,126
500,000	Tustin Unified School District G.O. Capital Appreciation [6]	6.00	8/1/28	451,100
2,000,000	Twin Rivers Unified School District (BAM Insured) [6]	6.25	8/1/34	781,520
1,000,000	Upland Unified School District G.O. Capital Appreciation [6]	7.00	8/1/41	949,760
500,000	Val Verde Unified School District G.O. Capital Appreciation (AGM Insured) [6]	6.13	8/1/34	440,245

				15,554,819

Colorado - 1.8%
250,000	CO Educational & Cultural Facs. Auth. Rev. (CO Springs Charter Academy Proj.)	5.60	7/1/34	273,085
400,000	CO Educational & Cultural Facs. Auth. Rev. Ref. (Charter School Aid Twin Peaks)	4.00	11/15/37	402,276
500,000	CO Educational & Cultural Facs. Auth. Rev. Ref. (Vail Mountain School Proj.)	6.00	5/1/30	556,995
235,000	CO Hsg. Finance Auth. Single Family Mtg. Rev.	5.50	11/1/29	242,924
625,000	CO Hsg. Finance Auth. Single Family Mtg. Rev. (FHA Insured)	5.00	11/1/34	648,388
500,000	East Morgan Co. Hospital District C.O.P. [9]	5.88	12/1/38	511,705
400,000	Fossil Ridge Metropolitan District No. 3 G.O.	5.00	12/1/44	422,572

				3,057,945

Connecticut - 1.8%
1,000,000	CT Hsg. Finance Auth. Rev.	4.00	11/15/34	1,027,310
210,000	CT Hsg. Finance Auth. Rev.	5.15	11/15/34	216,888
500,000	CT Hsg. Finance Auth. Rev.	3.75	11/15/35	509,585
250,000	CT Hsg. Finance Auth. Rev.	3.75	11/15/40	252,498
500,000	CT Hsg. Finance Auth. Rev. (G.O. of Auth.)	4.75	11/15/35	526,440
350,000	CT Hsg. Finance Auth. Rev. (G.O. of Auth.)	4.90	11/15/36	376,180

				2,908,901

Florida - 10.7%
385,000	Alachua Co. Health Facs. Auth. Rev. (Oak Hammock University)	8.00	10/1/32	485,928
500,000	Bay Co. Educational Facs. Rev. (Bay Haven Charter)	5.25	9/1/30	521,000
410,000	Boynton Beach Rev. (Charter Schools Boynton Beach, Inc.) [2,5]	6.25	6/1/27	245,992
350,000	Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.)[4]	6.50	5/15/20	350,808
250,000	Collier Co. Industrial Dev. Auth. Rev. (Arlington of Naples Proj.)[4]	7.25	5/15/26	293,385
415,000	Collier Co. Industrial Dev. Auth. Rev. (NCH Healthcare System Proj.)	6.25	10/1/39	501,984
100,000	Fiddlers Creek Community Dev. District No. 2 Special Assessment Rev. [2,5,15]	5.75	N/A	60,001
400,000	FL Dev. Fin. Corp. (Renaissance Charter School Proj.)	6.38	12/15/25	427,176
235,000	FL Hsg. Finance Corp. (GNMA/FNMA Collateralized)	5.00	7/1/26	246,343
500,000	FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	3.50	7/1/35	490,370
245,000	FL Hsg. Finance Corp. (GNMA/FNMA/FHLMC Collateralized)	5.00	7/1/39	259,898
400,000	Florida Dev. Finance Corp. Rev. (Renaissance Charter School)	6.00	6/15/34	404,748
535,000	Gramercy Farms Community Dev. District Special Assessment [6]	3.24	5/1/39	71,011
600,000	Habitat Community Development District	3.50	5/1/31	580,584
355,000	Heritage Harbour North Community Dev. District Special Assessment	5.00	5/1/34	362,160
500,000	Lake Ashton Community Dev. District Cap. Improvement Special Assessment Rev. [2,5,15]	5.00	N/A	165,010
350,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev.	4.25	5/1/25	346,031
300,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev.	4.88	5/1/35	294,375
250,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Country Club East Proj.)	6.70	5/1/33	290,925
400,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Country Club East Proj.)	5.35	5/1/34	414,016
500,000	Lakewood Ranch Stewardship District Cap. Improvement Special Assessment Rev. (Lakewood Center)	7.40	5/1/30	620,225
250,000	Lexington Oaks Community Dev. District Special Assessment Rev.	5.65	5/1/33	269,540

See accompanying notes to financial statements.
MARCH 31, 2015	23

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
235,000	Long Lake Ranch Community Dev. District Special Assessment	5.63	5/1/24	241,719
500,000	Long Lake Ranch Community Dev. District Special Assessment	5.75	5/1/44	510,660
250,000	Magnolia Creek Community Dev. District Rev. [2,5,15]	5.60	N/A	86,372
250,000	Marshall Creek Community Dev. District Cap. Improvement Special Assessment Rev.	5.00	5/1/32	256,565
600,000	Miami-Dade Co. Rev. Capital Appreciation (NATL-RE Insured) [6]	5.21	10/1/38	178,284
500,000	Monterra Community Dev. District Special Assessment (AGM Insured)	3.50	5/1/36	484,755
230,000	New River Community Dev. District Cap. Improvement Special Assessment Rev. [2,5,15]	5.00	N/A	2
105,000	New River Community Dev. District Cap. Improvement Special Assessment Rev.	5.00	5/1/15	104,903
135,000	New River Community Dev. District Cap. Improvement Special Assessment Rev.	5.75	5/1/38	135,404
500,000	Northern Palm Beach Co. Improvement District Special Assessment	5.00	8/1/29	514,240
550,000	Orange Co. Health Facs. Auth. Rev. (Presbyterian Retirement Community Proj.)	5.00	8/1/34	607,800
1,000,000	Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.55	9/1/30	1,027,420
745,000	Orange Co. Hsg. Finance Auth. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.95	3/1/40	754,350
250,000	Palm Beach Co. Health Facs. Auth. Rev. (Sinai Residences Boca Raton Proj.)	6.00	6/1/21	273,640
250,000	Palm Beach Co. Health Facs. Auth. Rev. (Sinai Residences Boca Raton Proj.)	6.25	6/1/23	276,725
500,000	Port St. Lucie Research Foundation Rev. (Vaccine Gene Therapy Inst.)	5.00	5/1/33	557,735
750,000	Sarasota Co. Health Facs. Auth. Retirement Rev. (Village on the Isle)	5.50	1/1/27	798,082
500,000	Seminole Tribe Special Obligation Rev. [4]	5.50	10/1/24	537,015
250,000	Seven Oaks Community Dev. District Special Assessment Rev.	5.50	5/1/33	265,895
250,000	Silverleaf Community Dev. District Special Assessment.	6.75	5/1/44	267,332
615,000	Tallahassee Health Facs. Rev. (Memorial Health Care Proj.)	6.38	12/1/30	617,423
105,000	Tolomato Community Dev. District Special Assessment [2,5]	6.38	5/1/17	1
65,000	Tolomato Community Dev. District Special Assessment	6.38	5/1/17	64,791
40,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/39	29,296
185,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	113,795
120,000	Tolomato Community Dev. District Special Assessment [2,5]	6.61	5/1/40	1
110,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	57,212
85,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	50,724
45,000	Tolomato Community Dev. District Special Assessment [6]	6.61	5/1/40	19,878
250,000	Trout Creek Community Dev. District Cap. Improvement Special Assessment	5.50	5/1/35	249,385
10,000	Waters Edge Community Dev. District Cap. Improvement Rev.	5.35	5/1/39	10,048
505,000	Waters Edge Community Dev. District Cap. Improvement Rev. [6]	6.60	5/1/39	421,352
250,000	Wiregrass Community Dev. District Special Assessment	5.38	5/1/35	253,485
450,000	Zephyr Ridge Community Dev. District Special Assessment [2,5,15]	5.25	N/A	177,196

				17,644,995

Georgia - 3.3%
200,000	Barnesville-Lamar County Ind. Dev. Auth. Rev. (Gordon College Property)	5.00	8/1/30	200,252
1,065,000	East Point Tax Allocation	8.00	2/1/26	1,067,961
1,280,000	GA Housing & Finance Authority Rev.	3.80	12/1/37	1,296,115
1,000,000	GA Housing & Finance Authority Rev.	4.00	12/1/37	1,026,470
1,000,000	GA Housing & Finance Authority Rev.	3.55	12/1/39	1,005,420
605,000	GA Housing & Finance Authority Rev.	3.85	12/1/41	602,973
300,000	GA State Environmental Loan Acquisition Corp. Rev.	5.13	2/15/31	337,344

				5,536,535

Idaho - 1.0%
500,000	ID Health Facs. Authority Rev. (Terraces Boise Proj.)	6.00	10/1/21	503,940
250,000	ID Health Facs. Authority Rev. (Terraces Boise Proj.)	7.00	10/1/24	272,058
250,000	ID Health Facs. Authority Rev. (Terraces Boise Proj.)	7.38	10/1/29	269,365
500,000	ID Hsg. & Fin. Assoc. Nonprofit Facs. Rev. (Idaho Arts Charter School Proj.)	5.75	12/1/32	536,760

				1,582,123

See accompanying notes to financial statements.
24	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Illinois - 7.2%
500,000	Bellwood G.O.	5.88	12/1/27	578,125
500,000	Bureau Co. Township High School Dist. No. 502 G.O. (BAM Insured)	6.25	12/1/33	617,160
500,000	Chicago Midway Airport Rev. (Second Lien)	5.25	1/1/35	565,075
1,000,000	Dekalb, Kane & Lasalle Counties Comm. College Dist. No. 523 G.O. Capital Appreciation [6]	6.58	2/1/30	469,900
200,000	IL C.O.P. (NATL-RE Insured)	5.80	7/1/17	200,414
250,000	IL Fin. Auth. Rev.	4.50	11/1/36	253,100
270,000	IL Fin. Auth. Rev. (Landing at Plymouth Place Proj.)	6.00	5/15/25	271,768
500,000	IL Fin. Auth. Rev. (Lifespace Communities)	5.00	5/15/35	558,020
750,000	IL Fin. Auth. Rev. (Noble Network Charter Schools) (ACA Insured)	5.00	9/1/27	765,698
500,000	IL Fin. Auth. Rev. (Rogers Park Montessori School Proj.)	5.00	2/1/24	515,820
250,000	IL Fin. Auth. Rev. (Tabor Hills Living Proj.)	5.25	11/15/36	255,998
1,000,000	IL Fin. Auth. Sports Facs. Rev. (North Shore Ice Arena Proj.)	6.25	12/1/38	605,750
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) [2,5]	6.13	10/1/27	23,500
500,000	IL Fin. Auth. Sports Facs. Rev. (United Sports Organizations of Barrington Proj.) [2,5]	6.25	10/1/37	23,500
300,000	IL G.O.	5.25	2/1/31	326,262
250,000	IL G.O.	5.50	7/1/33	279,842
380,000	IL Housing Dev. Auth. (AMBAC G.O. of Authority Insured)	4.50	7/1/47	382,371
500,000	IL Housing Dev. Auth. Rev.	3.70	7/1/34	498,615
350,000	IL Housing Dev. Auth. Rev. (Evergreen Towers)	4.95	7/1/34	377,230
1,000,000	IL Sports Facilities Auth. Rev. (State Tax Supported) (AGM Insured)	5.25	6/15/31	1,142,580
250,000	Lake Co. Community Consolidated School District No. 50 Woodland G.O.	5.63	1/1/26	295,260
1,000,000	Lombard Public Facs. Corp. Rev. First Tier (Conference Center & Hotel Proj.) [2,5]	5.25	1/1/36	292,000
335,000	Macon & Moultrie Counties Community Unit School District No. 3 Mt Zion G.O.	5.50	12/1/41	387,682
250,000	Macon County School District No. 61 Decatur G.O. (AGM Insured)	5.25	1/1/37	278,238
1,921,000	Malta Tax Allocation Rev. [2,5]	5.75	12/30/25	1,043,314
818,000	Manhattan Special Service Area Special Tax No. 07-6 (Groebe Farm-Stonegate) [2,5]	5.75	3/1/22	147,355
525,000	Southwestern IL Dev. Auth. Tax Allocation Ref. (Local Govt. Program)	7.00	10/1/22	439,871
685,000	Westmont Park District G.O. [6]	6.03	12/1/32	292,818

				11,887,266

Indiana - 2.8%
700,000	Carmel Multifamily Hsg. Rev. (Barrington Carmel Proj.)	6.00	11/15/22	782,873
300,000	Damon Run Conservancy Dist. G.O. (St Intercept Insured)	6.10	7/1/25	341,652
360,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/25	364,781
250,000	Hammond Local Public Improvement Bond Bank	6.50	8/15/30	253,058
275,000	IN Finance Auth. Rev. (BHI Senior Living)	5.88	11/15/41	311,418
400,000	IN Finance Auth. Rev. (BHI Senior Living)	6.00	11/15/41	456,896
500,000	IN Finance Auth. Rev. (Community Foundation of Northwest Indiana)	5.00	3/1/41	546,025
350,000	IN Finance Auth. Rev. (Greencroft Obligated Group)	6.50	11/15/33	401,432
300,000	IN Health & Educational Fac. Fin. Auth. Rev. (Clarian Health Obligation)	5.00	2/15/39	310,392
210,000	IN Health & Educational Fac. Fin. Auth. Rev. (Schneck Memorial Hospital)	5.25	2/15/30	215,942
350,000	Richmond Hospital Auth. Rev. (Reid Hospital & Health Care)	5.00	1/1/35	391,500
250,000	St. Joseph Co. Health Facs. Rev. (Holy Cross Village) [1]	6.25	5/15/39	258,132
332,805	St. Joseph Co. Hospital Auth. Health Facs. Rev. (Madison Center) [2,5]	5.25	2/15/28	16,644

				4,650,745

Iowa - 0.2%
250,000	IA Student Loan Liquidity Corp. Rev.	5.80	12/1/31	270,295

See accompanying notes to financial statements.
MARCH 31, 2015	25

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Kansas - 1.1%
250,000	Wichita Health Care Facs. Rev. (Larksfield Place)	7.13	12/15/36	286,818
500,000	Wichita Health Care Facs. Rev. (Presbyterian Manors, Inc.)	5.00	5/15/29	510,415
500,000	Wichita Health Care Facs. Rev. (Presbyterian Manors, Inc.)	6.25	5/15/34	523,265
500,000	Wyandotte Co./Kansas City Board of Public Utility Rev. (Office Building Complex) (NATL-RE Insured)	5.00	5/1/21	501,960

				1,822,458

Kentucky - 0.3%
425,000	Pikeville Hospital Rev. Ref. (Pikeville Medical Center)	6.50	3/1/41	513,272

Louisiana - 2.7%
82,641	Denham Springs/Livingston Hsg. & Mtg. Finance Auth. Rev. (GNMA/FHLMC Collateralized)	5.00	11/1/40	84,026
335,000	Jefferson Parish Finance Auth. Single Family Mtg. Rev. (GNMA/FHLMC Collateralized)	5.00	6/1/38	348,350
125,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program) (GNMA/FHLMC Collateralized)	6.00	12/1/28	129,150
590,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Home Ownership Program) (GNMA/FHLMC Collateralized)	5.70	12/1/38	611,376
285,000	LA Hsg. Fin. Agy. Single Family Mtg. Rev. (Mtg. Backed Sec. Prog.) (GNMA/FHLMC Collateralized)	4.60	6/1/29	308,319
500,000	LA Local Government Environmental Facilities & Community Development Auth.	6.00	11/15/30	512,190
300,000	LA Public Facs. Auth. Rev.	5.00	7/1/35	336,540
250,000	LA Public Facs. Auth. Rev. (Belle-Chase Educational Foundation Proj.) (NATL-RE Insured)	6.50	5/1/31	279,865
690,000	LA Public Facs. Auth. Rev. (Tulane Univ. Proj.) (NATL-RE Insured) [1]	0.87	2/15/36	614,729
500,000	LA Public Facs. Auth. Rev. (University of New Orleans Research) (AGM Insured)	4.00	9/1/35	514,230
250,000	LA Tobacco Settlement Financing Corp. Rev.	5.50	5/15/30	285,712
53,000	Lafayette Public Finance Auth. Single Family Mortgage-Backed Rev. (GNMA/FHLMC Collateralized)	5.35	1/1/41	54,143
300,000	St. Tammany Parish Fin. Auth. Rev. (Christwood Proj.)	5.25	11/15/37	309,006

				4,387,636

Maine - 0.6%
300,000	ME Hsg. Auth. Rev.	3.50	11/15/34	291,264
500,000	ME Hsg. Auth. Rev.	3.60	11/15/36	497,010
250,000	ME Hsg. Auth. Rev.	4.50	11/15/37	264,872

				1,053,146

Maryland - 1.1%
235,000	MD Community Dev. Administration Rev.	5.13	9/1/30	255,306
350,000	MD Community Dev. Administration Rev.	3.75	3/1/39	355,302
900,000	Montgomery Co. Housing Opportunities Commission Rev.	4.00	7/1/38	917,397
250,000	Westminster Rev. (Lutheran Village at Millers Grant, Inc.)	6.00	7/1/34	264,702

				1,792,707

Massachusetts - 1.4%
295,000	MA Education Finance Auth. Education Rev.	5.15	1/1/26	304,847
250,000	MA Housing Finance Agy. Rev.	4.75	6/1/35	266,045
500,000	MA Housing Finance Agy. Rev. (FHA Insured)	5.30	12/1/38	543,655
1,250,000	MA Housing Finance Agy. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.90	12/1/38	1,266,512

				2,381,059

Michigan - 2.2%
975,000	MI Hospital Finance Auth. Rev. Ref. (Presbyterian Village)	5.25	11/15/25	975,497
250,000	MI Hsg. Dev. Auth. (G.O. of Authority Insured)	4.63	10/1/41	261,322
750,000	MI Hsg. Dev. Auth. Rev.	3.95	12/1/40	759,188
400,000	MI Public Education Facs. Auth. Ltd. Rev. Ref. (Nataki Talibah Proj.) (Q-SBLF Insured)	6.25	10/1/23	199,988
270,000	MI Public Education Facs. Auth. Rev. Ref. (Bradford Proj.) [4]	6.00	9/1/16	175,500

See accompanying notes to financial statements.
26	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
200,000	Oakland County Economic Development Corp. Rev. (Roman Catholic Archdiocese Proj.)	6.50	12/1/20	215,240
250,000	Taylor Brownfield Redevelopment Authority (NATL Insured)	5.00	5/1/32	267,695
250,000	Universal Academy Michigan Public School Rev.	6.50	12/1/23	257,815
500,000	Wyoming Sewer District Rev. (NATL-RE Insured)	5.00	6/1/27	503,600

				3,615,845

Minnesota - 1.5%
1,831,793	Intermediate School District 287 Lease Rev.	5.30	11/1/32	1,876,433
220,000	MN Hsg. Fin. Agy. Mtg. Rev. (Mtg. Backed Securities Program) (GNMA/FNMA Collateralized)	4.40	7/1/32	235,642
395,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	418,613

				2,530,688

Mississippi - 0.1%
105,000	MS Home Corp. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	6.75	6/1/39	110,559

Missouri - 0.7%
500,000	Chillicothe Tax Increment Rev. (South U.S. 65 Proj.)	5.63	4/1/27	410,710
400,000	Kansas City Industrial Dev. Auth. Rev. (Kansas City Pkg. LLC)	5.45	9/1/23	426,776
320,000	Kirkwood Industrial Dev. Auth. Rev. (Aberdeen Heights)	8.00	5/15/21	375,334
473,793	Moberly Industrial Dev. Auth. (Annual Appropriation Proj.) 2, [5]	6.00	9/1/24	33,165

				1,245,985

Montana - 0.7%
415,000	MT Board of Housing Single Family Rev. (FHA Insured)	3.75	12/1/38	424,997
170,000	MT Board of Housing Single Family Rev. (G.O. of BRD Insured)	4.70	12/1/26	177,954
526,186	MT Facs. Finance Auth. Rev. (Great Falls Pre-Release Services Proj.)	5.08	4/1/21	585,419

				1,188,370

Nebraska - 0.0%
410,000	Mead Village Tax Allocation Rev. (E3 Biofuels - Mead LLC Proj.) 2, [5,15]	5.13	N/A	59,327

Nevada - 1.1%
750,000	Las Vegas Redev. Agy. Tax Allocation Rev.	7.50	6/15/23	865,050
750,000	Nevada Hsg. Division Rev. (GNMA/FNMA/FHLMC Collateralized)	3.85	10/1/39	755,415
145,000	NV Hsg. Dev. Single Family Mtg. Program Mezzanine (GNMA/FNMA/FHLMC Collateralized)	5.10	10/1/40	152,814

				1,773,279

New Hampshire - 0.3%
400,000	NH Health & Educ. Facs. Auth. Rev. (Wentworth Douglas Hospital)	6.00	1/1/34	460,640

New Jersey - 1.2%
300,000	Burlington Co. Bridge Commission Rev. (The Evergreens Proj.)	5.63	1/1/38	310,578
115,000	NJ Higher Education Assistance Auth. Student Loan Rev.	5.00	12/1/28	124,936
470,000	NJ Hsg. & Mtg. Finance Agy. Rev.	5.05	10/1/39	494,106
550,000	NJ Hsg. & Mtg. Finance Agy. Rev. (Mciver Homes Hsg. Proj.) (FHLMC Collateralized)	3.60	1/1/30	557,838
400,000	NJ Hsg. & Mtg. Finance Agy. Single Family Mtg. Rev.	4.50	10/1/30	425,708

				1,913,166

New Mexico - 1.3%
455,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (FHA Insured)	3.90	9/1/42	459,941
275,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.80	9/1/29	291,770
260,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.35	9/1/30	273,138
570,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	5.25	9/1/34	599,053
485,000	NM Mtg. Fin. Auth. Single Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	4.13	9/1/42	498,061

				2,121,963

See accompanying notes to financial statements.
MARCH 31, 2015	27

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
New York - 4.5%
350,000	Hempstead Town Local Development Corp. Rev. (Hofstra University Proj.)	4.00	7/1/33	367,048
250,000	New York City Housing Development Corp. Multifamily Mtg. Rev.	4.60	11/1/36	263,682
500,000	New York City Housing Development Corp. Rev.	3.80	11/1/37	505,880
750,000	New York City Municipal Water Finance Authority	5.00	6/15/38	860,708
500,000	NY Mortgage Agency Rev.	3.75	10/1/38	503,260
500,000	NY Mortgage Agency Rev.	3.70	10/1/38	503,915
500,000	NY Mortgage Agency Rev.	3.80	10/1/40	501,515
540,000	NY Mortgage Agency Rev.	4.13	10/1/40	558,517
200,000	NY Mortgage Agency Rev.	3.75	10/1/42	200,366
470,000	NY Mortgage Agency Rev.	4.75	10/1/42	495,817
200,000	NY State Dormitory Auth. Rev. Ref. (Miriam Osborne Memorial Home)	5.00	7/1/42	212,716
590,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	3.75	11/1/37	593,640
400,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.)	4.88	11/1/42	426,744
500,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (FNMA/FHLMC Collateralized)	3.65	11/1/34	496,525
1,000,000	NY State Housing Finance Agency Rev. (Affordable Hsg. Proj.) (SOYMNA Insured)	4.10	5/1/48	1,019,130

				7,509,463

North Carolina - 0.1%
250,000	North Carolina Capital Fac. Fin. Agy. Rev. (Elizabeth City State Univ. Hsg.) (AMBAC Insured)	5.00	6/1/23	250,312

North Dakota - 0.2%
310,000	ND Housing Finance Agency Rev.	5.00	7/1/33	340,647

Ohio - 0.4%
636,800	Cuyahoga Co. Hsg. Mtg. Sr. Rev. (R H Myers Apts. Proj.) (GNMA Collateralized)	5.70	3/20/42	675,275

Oklahoma - 0.5%
200,000	Citizen Potawatomi Nation Sr. Obligation Tax Rev.	6.50	9/1/16	200,408
525,000	Fort Sill Apache Tribe Economic Dev. Auth. [4]	8.50	8/25/26	618,597

				819,005

Oregon - 1.9%
350,000	Clackamas Co. Hsg. Auth. Rev. (Easton Ridge Apts. Proj.)	3.50	9/1/33	350,472
250,000	Forest Grove Rev. (Campus Improvement-Pacific Unv. Proj.)	5.25	5/1/34	283,092
475,000	OR Hsg. & Community Services Dept. Rev. (Single Family Mtg. Program)	4.00	7/1/38	483,222
1,000,000	OR State Ref G.O. (Veterans Welfare Service)	3.90	12/1/39	1,020,030
350,000	Port of Morrow G.O.	4.00	6/1/32	350,294
315,000	Western Generation Agy. Rev. (Wauna Cogeneration Proj.)	5.00	1/1/21	328,224
300,000	Western Generation Agy. Rev. (Wauna Cogeneration Proj.)	5.00	1/1/21	301,800

				3,117,134

Pennsylvania - 2.7%
210,000	Allegheny Co. Industrial Dev. Auth. Charter School Rev. (Propel Charter-McKeesport)	5.90	8/15/26	226,537
475,000	Butler Co. General Authority Rev. (School District Proj.) (AGM G.O. of District) [1]	0.88	10/1/34	392,839
250,000	Central Bradford Progress Auth. Rev. (Guthrie Healthcare System)	5.50	12/1/31	296,965
250,000	Erie Co. Hospital Auth. Rev. (St. Vincent Health Center Proj.)	7.00	7/1/27	267,458
240,000	Lehigh Co. General Purpose Auth. Rev. (Saint Luke’s Bethlehem) [1]	1.19	8/15/42	196,104
500,000	Luzerne Co. G.O. (AGM Insured)	7.00	11/1/26	601,455
500,000	PA Hsg. Finance Agy. Rev. (G.O. of Agency Insured)	4.63	10/1/29	523,110
500,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.13	12/1/35	524,165
1,250,000	PA Turnpike Commission Rev. Capital Appreciation [6]	5.00	12/1/38	1,182,975
250,000	Philadelphia Authority for Industrial Dev. Rev. (Tacony Academy Charter School Proj.)	6.13	6/15/23	272,050

				4,483,658

See accompanying notes to financial statements.

28	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Puerto Rico - 0.4%
335,000	Puerto Rico Ind. Medical & Environmental Pollution Control Facs. Fing. Auth. Rev. (American Home Proj.) [1]	5.10	12/1/18	341,405
250,000	Puerto Rico Public Improvement G.O. (AGM Insured)	5.50	7/1/27	262,012

				603,417

Rhode Island - 0.4%
250,000	RI Health & Edl. Building Corp. Hosp. Fing. Rev. (Lifespan Obligation Group) (NATL-RE Insured)	5.25	5/15/26	250,680
230,000	RI Hsg. & Mortgage Finance Corp. Rev.	3.45	4/1/35	223,192
250,000	RI Hsg. & Mortgage Finance Corp. Rev.	3.90	10/1/37	251,455

				725,327

South Carolina - 0.8%
355,000	SC Education Assistance Auth. Student Loan Rev.	5.10	10/1/29	382,349
76,190	SC Jobs Economic Dev. Auth. Health Care Facs. Rev. (Woodlands at Furman Proj.) [6]	2.00	11/15/47	7,486
250,000	SC Public Service Auth. Rev. (Santee Cooper)	5.00	12/1/38	283,352
500,000	SC Public Service Auth. Rev. (Santee Cooper)	5.75	12/1/43	605,505

				1,278,692

Tennessee - 1.1%
495,000	Metro Govt. Nashville & Davidson Co. Health & Education Facs. Rev. (Prestige Proj.) 2,[5]	7.50	12/20/40	296,975
1,850,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2,[5]	5.35	1/1/19	92,408
7,875,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2,[5]	5.55	1/1/29	393,356
1,630,000	Shelby Co. Health, Education & Hsg. Facs. Rev. (CME Memphis Apts. Proj.) 2,[5]	6.00	1/1/29	16
1,000,000	TN Hsg. Dev. Agency. Rev.	3.55	7/1/39	982,380

				1,765,135

Texas - 5.4%
975,000	Arlington Higher Education Finance Corp., Education Rev. (Arlington Classics Academy)	7.00	8/15/28	1,085,682
1,000,000	Bexar Co. Rev. (Venue Proj.)	5.00	8/15/39	1,091,930
500,000	Bexar County Housing Finance Corp. (Park Ridge Proj.) (FNMA Insured)	3.75	2/1/35	492,405
500,000	Dallas/Fort Worth International Airport Rev. (JT Improvement)	5.25	11/1/37	580,865
1,745,617	Galveston Co. Municipal Utility Dist. No. 52 BANS Series 2015A [15]	5.49	N/A	1,309,195
600,000	Harris Co. Cultural Education Facs. Finance Corp. Rev. (Space Center Houston Proj.) [4]	6.75	8/15/21	666,672
250,000	New Hope Cultural Education Facs. Corp. Rev. (Wesleyan Homes Inc. Proj.)	5.50	1/1/35	260,512
500,000	Newark Cultural Education Facs. Finance Corp. Rev. (A.W. Brown-Fellowship Leadership)	6.00	8/15/32	516,235
250,000	North Central Texas Health Facility Development Corp. (CC Young Memorial Home)	5.38	2/15/25	249,700
400,000	Red River Health Facs. Dev. Corp. Rev. (MRC Crossings Proj.)	6.13	11/15/20	404,708
250,000	Red River Health Facs. Dev. Corp. Rev. (MRC Crossings Proj.)	7.50	11/15/34	294,118
500,000	Sugar Land Dev. Corp. Rev. (BAM Insured)	5.00	2/15/33	567,385
500,000	TX Grand Parkway Transportation Corp. Rev. [6]	5.50	10/1/35	391,450
750,000	TX Private Activity Surface Transportation Corp. Rev. (LBJ Infrastructure)	7.50	6/30/33	934,222

				8,845,079

Utah - 0.6%
400,000	UT Charter School Finance Auth. Rev. (Entheos Academy)	6.50	10/15/33	424,148
215,000	UT Hsg. Corp. Single Family Mtg. Rev.	5.75	1/1/33	233,461
360,000	UT Hsg. Corp. Single Family Mtg. Rev.	4.60	7/1/34	378,119

				1,035,728

Virginia - 2.5%
500,000	Farms New Kent Community Dev. Auth. Special Assessment [2,5]	5.13	3/1/36	125,035
525,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	3.88	1/1/38	535,453
550,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.80	7/1/38	597,944
500,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.75	10/1/38	541,945
500,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	4.75	10/1/38	541,945

See accompanying notes to financial statements.
MARCH 31, 2015	29

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit Tax-Free Income Fund (Continued)

Principal Amount ($)/ Quantity	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
500,000	VA Hsg. Dev. Auth. Rev. (Commonwealth Mtg.)	5.10	10/1/38	553,415
400,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	4.13	7/1/33	419,316
500,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.)	5.00	12/1/39	527,430
250,000	VA Hsg. Dev. Auth. Rev. (Rental Hsg. Proj.) (G.O. of Auth. Insured)	4.60	12/1/38	265,468

				4,107,951

Washington - 2.1%
105,000	Kalispel Tribe Indians Priority District Rev.	6.20	1/1/16	104,900
500,000	WA Hsg. Fin. Commission	3.70	12/1/33	505,415
500,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (GNMA/FNMA/FHLMC Collateralized)	3.50	12/1/33	505,695
335,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Non-profit Hsg.)	6.00	10/1/22	372,769
350,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Skyline at First Hill Proj.)	5.25	1/1/17	355,761
1,350,000	WA Hsg. Fin. Commission Multi Family Mtg. Rev. (Skyline at First Hill Proj.)	5.63	1/1/27	1,360,260
185,000	WA Hsg. Fin. Commission Single Family Mtg. Rev. (GNMA/FNMA Collateralized)	4.60	10/1/33	197,684

				3,402,484

West Virginia - 0.2%
250,000	WV Hsg. Dev. Fund Rev.	4.50	11/1/31	268,240

Wisconsin - 2.3%
250,000	WI General Fund Rev. Appropriation Rev.	6.00	5/1/27	296,920
1,000,000	WI Health & Education Facs. Auth. Rev. (Three Pillars Senior Living)	5.00	8/15/43	1,069,770
400,000	WI Health & Educational Facs. Auth. Rev. (Dickson Hollow Proj.)	5.00	10/1/29	409,420
500,000	WI Public Finance Auth. Rev. (Glenridge Palmer Ranch Proj.)	8.25	6/1/46	590,560
310,000	WI Public Finance Auth. Rev. (Horizon Academy West Charter School)	5.25	9/1/22	319,192
500,000	WI Public Finance Auth. Rev. (Rose Villa Proj.)	5.00	11/15/24	527,320
500,000	WI Public Finance Auth. Rev. (Roseman University Health Sciences)	5.50	4/1/32	520,600

				3,733,782

Wyoming - 1.6%
650,000	WY Community Dev. Auth. Rev.	3.75	12/1/32	663,455
1,000,000	WY Community Dev. Auth. Rev.	4.25	12/1/37	1,039,990
410,000	WY Community Dev. Auth. Rev.	4.05	12/1/38	418,389
500,000	WY Community Dev. Auth. Rev.	4.05	12/1/39	512,480

				2,634,314

Total Municipal Bonds (cost: $154,691,612)				144,299,990

Investment Companies - 6.2%
59,383	BlackRock Long-Term Municipal Advantage Trust (BTA)			682,311
15,200	BlackRock Municipal Income Trust (BFK)			222,832
54,000	BlackRock MuniHoldings Florida Insured Fund (MFL)			778,680
10,000	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)			137,500
21,438	BlackRock MuniHoldings Quality Fund, Inc. (MUS)			288,984
48,000	BlackRock MuniYield Florida Fund (MYF)			742,560
90,800	BlackRock MuniYield Insured Fund (MYI)			1,289,360
23,000	BlackRock MuniYield Michigan Insured Fund II (MYM)			299,230
193,000	Deutsche Municipal Income Trust (KTF)			2,703,930
18,400	Invesco Municipal Opportunity Trust (VMO)			238,464
40,700	Invesco Van Kampen Advantage Muni Income Trust (VKI)			478,225

See accompanying notes to financial statements.
30	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity	Name of Issuer	Fair Value ($)
36,123	Managed Duration Investment Grade Municipal Fund (MZF)	490,550
21,500	Nuveen Premier Municipal Income Fund (NPF)	298,850
114,332	Nuveen Premium Income Fund (NPM)	1,622,371

Total Investment Companies (cost: $9,312,300)		10,273,847

Short-Term Securities - 5.5%
9,152,118	Dreyfus Tax-Exempt Cash Management Fund, 0.01%
Total Short-Term Securities (cost: $9,152,118)		9,152,118

Total Investments in Securities - 99.1% (cost: $173,156,030)		163,725,955

Other Assets and Liabilities, net - 0.9%		1,424,363

Total Net Assets - 100.0%		$165,150,318

[1]	Variable rate security. Rate disclosed is as of March 31, 2015.
[2]	Securities considered illiquid by the Investment Adviser. The total value of such securities as of March 31, 2015 was $3,363,672 and represented 2.0% of net assets.
[4]

144A Restricted Security. The total value of such securities as of March 31, 2015 was $3,865,009 and represented 2.3% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[5]	The issuer is in default of certain debt covenants. Income is not being accrued. The total value of such securities as of March 31, 2015 was $3,363,672 and represented 2.0% of net assets.
[6]

Zero coupon or convertible capital appreciation bond, for which the rate disclosed is either the effective yield on purchase date or the coupon rate to be paid upon conversion to coupon paying, respectively.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2015 was $1,367,730 and represented 0.8% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[15]	Securities with a “N/A” maturity date have passed their stated maturity date and have pending restructuring arrangements.

Numeric footnotes not disclosed are not applicable to this Schedule of Investments.

See accompanying notes to financial statements.
MARCH 31, 2015	31

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit Tax-Free Income Fund (Continued)

A summary of the levels for the Fund’s investments as of March 31, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1 Quoted Price ($)	Level 2 Other significant observable inputs ($)	Level 3 Significant unobservable inputs ($)	Total ($)
Municipal Bonds	—	144,299,990	—	144,299,990
Investment Companies	10,273,847	—	—	10,273,847
Short-Term Securities	9,152,118	—	—	9,152,118
Total:	19,425,965	144,299,990	—	163,725,955

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
32	SIT MUTUAL FUNDS ANNUAL REPORT

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MARCH 31, 2015	33

Sit Minnesota Tax-Free Income Fund

OBJECTIVE & STRATEGY

The investment objective of the Minnesota Tax-Free Income Fund is to provide a high level of current income exempt from federal regular income tax and Minnesota regular personal income tax as is consistent with the preservation of capital.

During normal market conditions, the Fund invests 100% of its net assets in municipal securities that generate interest income that is exempt from federal regular income tax and Minnesota regular personal income tax. The Fund anticipates that substantially all of its distributions to its shareholders will be exempt as such. For investors subject to the alternative minimum tax (“AMT”), up to 20% of the Fund’s income may be alternative minimum taxable income.

The Sit Minnesota Tax-Free Income Fund provided a total return of +6.62% during the fiscal year ended March 31, 2015, compared with a total return of +2.95% for the Barclays 5-Year Municipal Bond Index. As of March 31, 2015, the Fund’s 30-day SEC yield was +2.57% and the Fund’s 12-month distribution rate was 3.44%.

Yields on long and intermediate tax-exempt municipal bonds ended the year lower while yields on the shortest bonds rose slightly, resulting in a flattening on the yield curve. Tax-exempt yields began the year by falling in April and May and then stabilizing into the summer.Yields declined again in August and held stable through the fall with a modest decline through the end of December. Finally, yields declined further in January, saw a moderate rebound higher in February, and ultimately ended lower for both the quarter and the fiscal year.

Minnesota’s economic situation remains stronger than that of many other parts of the country. The state benefits from a diverse economy and good fiscal discipline, leading to generally higher credit ratings. These factors have historically resulted in Minnesota municipal bonds experiencing less volatility than those of many other states which face more significant financial headwinds.

The Fund maintained duration longer than its benchmark, a key driver of the Fund’s outperformance in fiscal year 2015. Bonds with duration longer than five years significantly outperformed shorter duration bonds during the year. Lower credit quality also outperformed higher credit quality during the fiscal year. The Fund’s non-rated holdings, which accounted for 31.1% of the Fund at fiscal year-end, generated materially higher returns, on average, than the Fund’s rated holdings. Security selection was a significant contributor to the Fund’s outperformance and was strong across the board, generating returns several percentage points higher than those of the Barclays 5-Year Municipal Bond Index in all five of the largest sectors held. An emphasis on revenue bonds led to overweight positions in the Education, Single Family Housing, and Multi Family Housing sectors, all of which provided a boost to the Fund’s performance.

Credit spreads narrowed considerably during the fiscal year. The Fund will continue to look for opportunities to increase its allocation to

HYPOTHETICAL GROWTH OF $10,000

The chart above illustrates the total value of a hypothetical $10,000 investment in the Fund over the past 10 years (or for the life of the Fund if shorter) as compared to the performance of the Barclays 5-Year Municipal Bond Index. Past performance does not guarantee future results. Returns include the reinvestment of distributions. The chart does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index. This is the Fund’s primary index.

higher-rated bonds in light of the decreased compensation for credit risk. The Fund’s duration currently remains longer than that of its benchmark. We expect to maintain duration at or near its current level during fiscal 2016.

We believe the Fund is well positioned to provide attractive relative yield in the current market environment. Our strategy remains focused on providing a high level of interest income, which we believe is the primary driver of long run returns. The Fund remains highly diversified in order to manage credit risk.

Michael C. Brilley

Debra A. Sit, CFA

Paul J. Jungquist, CFA

Senior Portfolio Managers

Information on this page is unaudited.
34	SIT MUTUAL FUNDS ANNUAL REPORT

COMPARATIVE RATES OF RETURNS

as of March 31, 2015

	Sit Minnesota Tax-Free Income Fund	Barclays 5-Year Muni. Bond Index[1]	Lipper MN Muni. Bond Fund Index[2]
One Year	6.62%	2.95%	6.71%
Five Years	5.40	3.44	4.94
Ten Years	4.70	4.17	4.45
Since Inception (12/1/93)	4.98	4.63	4.73

Performance figures are historical and do not guarantee future results. Investment returns and principal value will vary, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the performance data quoted. Contact the Fund for performance data current to the most recent month-end. Returns include changes in share price as well as reinvestment of all dividends and capital gains. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Management fees and administrative expenses are included in the Fund’s performance. Returns for periods greater than one year are compounded average annual rates of return.

1 The Barclays 5-Year Municipal Bond Index is the 5 year (4-6) component of the Municipal Bond Index, an unmanaged, rules-based, market-value-weighted index made for the long-term tax-exempt bond market. The index includes bonds with a minimum credit rating of BBB. The returns include the reinvestment of income and do not include any transaction costs, management fees or other costs. It is not possible to invest directly in an index.

2 The Lipper returns are obtained from Lipper Analytical Services, Inc., a large independent evaluator of mutual funds.

FUND DIVERSIFICATION

Multifamily Mortgage	21.1%
Single Family Mortgage	16.2%
Hospital/Health Care	14.4%
Education/Student Loan	11.1%
Other Revenue Bonds	7.2%
Municipal Lease	5.2%
Sectors less than 5.0%	16.4%
Cash & Other Net Assets	8.4%

Based on total net assets as of March 31, 2015. Subject to change.

PORTFOLIO SUMMARY

Net Asset Value 3/31/15:	$10.57 Per Share
Net Asset Value 3/31/14:	$10.26 Per Share
Total Net Assets:	$436.9 Million
Average Maturity:	15.2 Years
Effective Duration 3:	4.6 Years

3 Duration is a measure of estimated price sensitivity relative to changes in interest rates. Portfolios with longer durations are typically more sensitive to changes in interest rates. For example, if interest rates rise by 1%, the fair value of a security with an effective duration of 5 years would decrease by 5%, with all other factors being constant. The correlation between duration and price sensitivity is greater for securities rated investment-grade than it is for securities rated below investment-grade. Duration estimates are based on assumptions by the Adviser and are subject to a number of limitations. Effective duration is calculated based on historical price changes of securities held by the Fund, and therefore is a more accurate estimate of price sensitivity provided interest rates remain within their historical range.

QUALITY RATINGS (% of Total Net Assets)

Lower of Moody’s, S&P, Fitch or Duff & Phelps ratings used.

Adviser’s Assessment of Non-Rated Securities:

AAA	0.0%
AA	1.9
A	0.7
BBB	8.7
<BB	19.8

Total	31.1%

Information on this page is unaudited.
MARCH 31, 2015	35

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit Minnesota Tax-Free Income Fund

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Municipal Bonds - 90.2%
Education/Student Loan - 11.1%
295,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/27	313,019
275,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/32	287,438
1,035,000	Anoka Co. Charter School Lease Rev.	5.00	6/1/43	1,070,180
1,070,000	Brooklyn Park Lease Rev. (Prairie Seeds Academy Proj.)	8.00	3/1/20	1,152,690
575,000	Cologne Charter School Lease Rev. (Cologne Academy Proj.)	5.00	7/1/29	619,982
500,000	Cologne Charter School Lease Rev. (Cologne Academy Proj.)	5.00	7/1/34	530,365
1,280,000	Deephaven Charter School Lease Rev. (Eagle Ridge Academy Proj.)	5.13	7/1/33	1,366,349
2,350,000	Duluth Hsg. & Redev. Auth. Lease Rev. (Edison Academy)	5.00	11/1/21	2,514,124
580,000	Forest Lake Charter School Lease Rev. (Lake International Language Academy)	4.50	8/1/26	615,844
500,000	Forest Lake Charter School Lease Rev. (Lake International Language Academy)	5.50	8/1/36	552,015
750,000	Hugo Charter School Lease Rev. (Noble Academy Proj.)	5.00	7/1/29	821,438
1,000,000	Hugo Charter School Lease Rev. (Noble Academy Proj.)	5.00	7/1/34	1,076,620
6,136,505	Intermediate School District 287 Lease Rev.	5.30	11/1/32	6,286,052
1,000,000	Minneapolis Educational Fac. Lease Rev. (Seed/Harvest Preparatory Proj.)	6.25	3/1/21	1,016,710
600,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/22	626,100
160,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/23	166,698
1,000,000	MN Higher Education Fac. Auth. Rev. (Bethel Univ.)	5.50	5/1/37	1,033,300
773,929	MN Higher Education Fac. Auth. Rev. (College of St. Benedict)	4.49	10/1/16	781,614
400,000	MN Higher Education Fac. Auth. Rev. (College of St. Scholastica Inc.)	4.00	12/1/32	394,492
750,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/32	864,758
1,000,000	MN Higher Education Fac. Auth. Rev. (Hamline Univ.)	6.00	10/1/40	1,146,100
1,000,000	MN Higher Education Fac. Auth. Rev. (Macalester College)	3.00	5/1/32	989,580
500,000	MN Higher Education Fac. Auth. Rev. (Macalester College)	3.25	5/1/36	497,055
750,000	MN Higher Education Fac. Auth. Rev. (Macalester College-Seven-I)	5.00	6/1/35	869,092
575,000	MN Higher Education Fac. Auth. Rev. (Minneapolis College of Art)	0.75	5/1/16	575,742
400,000	MN Higher Education Fac. Auth. Rev. (Minneapolis College of Art)	3.00	5/1/23	402,872
250,000	MN Higher Education Fac. Auth. Rev. (Minneapolis College of Art)	4.00	5/1/24	266,652
1,400,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	5.00	12/1/27	1,468,250
1,800,000	MN Higher Education Fac. Auth. Rev. (St. Scholastica College)	6.30	12/1/40	2,031,696
1,250,000	MN Higher Education Fac. Auth. Rev. (Univ. of St. Thomas)	6.00	10/1/25	1,346,512
652,748	Olmsted Co. Hsg. & Redev. Auth. (Schaeffer Academy Proj.)	4.98	4/25/27	662,344
385,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.00	12/1/26	422,896
1,850,000	Ramsey Lease Rev. (Pact Charter School Proj.)	5.50	12/1/33	2,043,898
2,000,000	St. Paul Hsg. & Redev. Auth. (Community of Peace Academy Proj.)	5.00	12/1/36	2,013,180
535,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	4.00	7/1/23	536,840
855,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	5.00	7/1/33	881,754
500,000	St. Paul Hsg. & Redev. Auth. (German Immersion School)	5.00	7/1/44	507,390
1,300,000	St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	4.25	12/1/23	1,355,237
1,500,000	St. Paul Hsg. & Redev. Auth. (Higher Ground Academy Proj.)	5.00	12/1/33	1,573,875
720,000	St. Paul Hsg. & Redev. Auth. (Hope Community Academy Proj.)	4.50	12/1/29	732,938
1,150,000	St. Paul Hsg. & Redev. Auth. (St. Paul Conservatory for Performing Artists)	4.63	3/1/43	1,177,140
470,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong Academy Proj.)	5.50	9/1/18	480,034
295,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	4.75	9/1/22	312,190
500,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Hmong College Preparatory Academy)	5.00	9/1/27	521,690
820,000	St. Paul Hsg. & Redev. Auth. Lease Rev. (Nova Classical Academy Proj.)	5.70	9/1/21	909,429
1,610,000	Victoria Private School Fac. Rev. (Holy Family Catholic High)	4.00	9/1/23	1,551,879
510,000	Victoria Private School Fac. Rev. (Holy Family Catholic High)	4.60	9/1/29	487,682
355,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/27	382,065
225,000	Woodbury Charter School Lease Rev. (MSA Building)	5.00	12/1/32	238,651

				48,474,451

See accompanying notes to financial statements.
36	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
Escrowed To Maturity/Prerefunded - 2.3%
545,000	County of Douglas, Rev. (Douglas County Hospital)	6.00	7/1/28	631,344
815,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/35	834,544
575,000	Owatonna Senior Hsg. Rev. (Senior Living Proj.)	5.80	10/1/29	605,602
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	6.75	1/1/24	1,046,480
1,000,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	7.25	1/1/29	1,050,220
4,240,000	St. Cloud Health Care Rev. (CentraCare Health System)	5.00	5/1/25	4,256,960
1,570,000	St. Paul Hsg. & Redev. Sales Tax Rev. Ref. (Civic Center) (AGM Insured)	7.10	11/1/23	1,675,221

				10,100,371

General Obligation - 1.5%
1,000,000	Bemidji Sales Tax G.O.	5.00	2/1/34	1,125,630
1,350,000	Bemidji Sales Tax G.O.	6.00	2/1/41	1,606,554
550,000	Brooklyn Center Independent School District No. 286 (NATL-RE Insured)	4.50	2/1/31	564,690
650,000	Dakota Co. Community Dev. Agy. Sr. Hsg. Facs. G.O.	5.00	1/1/26	707,206
300,000	Forest Lake Independent School District No. 831 (AGM Insured)	5.00	2/1/19	301,185
1,000,000	Puerto Rico Public Improvement G.O. [11]	6.00	7/1/28	727,650
400,000	St. Cloud Independent School District No. 742	4.00	2/1/30	436,324
480,000	Watkins G.O.	4.00	1/1/34	489,974
735,000	Watkins G.O.	4.00	1/1/38	749,310

				6,708,523

Hospital/Health Care - 14.4%
1,135,000	Anoka Health Care and Hsg. Facs. Rev.	5.38	11/1/34	1,191,058
4,025,000	Breckenridge Rev. (Catholic Health Initiatives Proj.)	5.00	5/1/30	4,039,933
275,000	Carlton Health Care & Hsg. Fac. Rev. Ref. (Faith Care Center Proj.)	5.20	4/1/16	276,867
1,000,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	4.00	11/1/39	1,029,700
3,000,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	4.50	11/1/34	3,285,900
250,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	5.00	11/1/29	292,505
500,000	Center City Heath Care Facs. Rev. (Hazelden Betty Ford Foundation Proj.)	5.00	11/1/44	561,035
365,000	Cold Spring Health Care Facs. Rev. (Assumption Home, Inc. Proj.)	7.25	3/1/23	390,024
1,005,000	Douglas Co. Gross Health Care Facs. Rev. (Douglas Co. Hospital Proj.)	6.00	7/1/28	1,164,222
2,000,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	4.75	6/15/22	2,152,620
1,600,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	5.75	6/15/32	1,780,560
2,000,000	Duluth Economic Dev. Auth. Rev. (St. Lukes Hospital Oblig. Group)	6.00	6/15/39	2,237,500
1,000,000	Fergus Falls Health Care & Hsg. Fac. Rev. (Lake Region Healthcare Proj.)	5.15	8/1/35	1,028,240
2,110,000	Glencoe Health Care Fac. Rev. (Glencoe Regional Health Services Proj.)	4.00	4/1/31	2,177,647
1,350,000	Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	5.38	8/1/34	1,404,918
500,000	Hayward Health Care Fac. Rev. (American Baptist Homes Midwest Proj.)	5.75	2/1/44	522,160
1,900,000	Hayward Hsg. & Health Care Fac. Rev. (St. John Lutheran Home of Albert Lea Proj.)	5.00	10/1/34	1,921,489
780,000	Maple Grove Health Care Fac. Rev. (North Memorial Health Care Proj.)	5.00	9/1/29	787,714
1,200,000	Maple Grove Health Care System Rev. (Maple Grove Hospital Corp.)	5.25	5/1/25	1,272,504
255,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.00	6/1/15	255,609
270,000	Minneapolis Health Care Fac. Rev. (Augustana Chapel View Homes Proj.)	5.10	6/1/16	270,594
105,000	Minneapolis Pooled Rev. (Care Choice Member Proj.)	5.75	4/1/19	105,139
1,705,000	Minneapolis Rev. Ref. (Walker Campus)	4.50	11/15/20	1,810,045
10,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/22	10,048
130,000	MN Agricultural & Economic Dev. Board Rev. (Fairview Health Care System Proj.)	6.38	11/15/29	130,593
550,000	Moorhead Economic Dev. Auth. Rev.	4.60	9/1/25	558,855
1,500,000	Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	5.50	8/1/28	1,639,140
1,000,000	Oak Park Heights Nursing Home Rev. (Boutwells Landing Care Center)	6.00	8/1/36	1,103,940
1,500,000	Rochester Health Care Facs. Rev. (Olmsted Medical Center Proj.)	5.88	7/1/30	1,762,905

See accompanying notes to financial statements.
MARCH 31, 2015	37

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
1,000,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.00	9/1/26	1,186,740
745,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.00	9/1/28	868,424
325,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.00	9/1/29	377,682
1,350,000	Shakopee Health Care Facs. Rev. (St. Francis Regional Medical Center Proj.)	5.00	9/1/34	1,533,249
1,225,000	St. Cloud Health Care Rev. (CentraCare Health System Proj.) (Assured Guaranty)	5.50	5/1/39	1,359,750
2,000,000	St. Louis Park Health Care Facs. Rev. (Park Nicollet Health Proj.)	5.50	7/1/29	2,303,180
4,200,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (HealthPartners Oblig. Group Proj.)	5.25	5/15/36	4,386,480
525,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	4.25	11/1/25	530,576
750,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	4.75	11/1/31	764,700
260,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	5.00	5/1/33	270,327
2,150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	5.00	5/1/38	2,217,682
500,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Senior Episcopal Homes Proj.)	5.15	11/1/42	514,355
2,237,389	St. Paul Hsg. & Redev. Auth. Rev. (Nursing Home NTS-Episcopal)	5.63	10/1/33	2,290,728
2,500,000	Stillwater Health Care Rev. (Health System Obligation Proj.)	5.00	6/1/25	2,517,750
1,000,000	Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	4.25	8/1/24	1,029,900
1,400,000	Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	4.75	8/1/29	1,449,448
1,000,000	Victoria Health Care Facs. Rev. (Augustana Emerald Care LLC)	5.00	8/1/39	1,038,950
525,000	West St. Paul Health Care (Walker Thompson Hill)	6.75	9/1/31	562,590
1,300,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.00	9/1/25	1,327,547
1,250,000	Winsted Health Care Rev. (St. Mary’s Care Center Proj.)	6.50	9/1/34	1,279,412

				62,972,934

Industrial/Pollution Control - 0.2%
1,000,000	St. Paul Port Auth. Solid Waste Disposal Rev. (Gerdau St. Paul Steel Mill Proj.) [8]	4.50	10/1/37	1,013,670

Insured - 1.7%
500,000	Guam Power Auth. Rev. (AGM Insured) [11]	5.00	10/1/30	577,605
1,750,000	Minneapolis & St. Paul Metro Airport Commission Sub. Ref. (NATL-RE FGIC Insured)	5.00	1/1/25	1,878,415
2,750,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev. (NATL-RE FGIC Insured)	5.00	1/1/22	2,957,295
1,025,000	Minneapolis Health Care Facs. Rev. (Fairview Health Svcs.) (Assured Guaranty)	6.50	11/15/38	1,198,932
75,000	MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	4.00	3/1/20	75,196
90,000	MN Governmental Agy. Fin. Group (Flex Terminal Prog.) (AGC Insured)	4.00	3/1/22	90,230
600,000	Puerto Rico Public Improvement G.O. (AGM Insured) [11]	5.13	7/1/30	600,084

				7,377,757

Multifamily Mortgage - 21.1%
785,000	Anoka Co. Hsg. & Redev. Rev. (Recovery Zone Fac.-Park River Estates)	6.50	11/1/25	806,116
250,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	6/1/21	260,565
300,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.25	12/1/21	312,096
375,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	6/1/22	391,819
385,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	5.38	12/1/22	401,617
1,000,000	Bloomington Hsg. Rev. Sr. (Gideon Pond Commons LLC)	6.00	12/1/30	1,046,950
850,000	Champlin Multifamily Hsg. Rev. (Champlin Drive Apts.)	6.00	1/1/27	903,762
750,000	Chisago Hsg. and Health Care Rev. (CDL Homes LLC)	6.00	8/1/33	827,408
1,000,000	Cloquet Hsg. Fac. Ref. (HADC Cloquet LLC Proj.)	5.00	8/1/38	1,044,030
620,000	Columbia Heights Multifamily & Health Care Fac. Rev. (Crest View Corp Proj.)	5.30	7/1/17	623,274
2,315,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	5.00	12/1/31	2,316,458
3,660,000	Cottage Grove Sr. Hsg. Rev. (PHS, Inc. Proj.)	6.00	12/1/46	3,663,111
2,500,000	Crystal Multifamily Hsg. Rev. (Cavanagh Proj.)	5.25	6/1/31	2,575,000
1,345,000	Deephaven Hsg. & Healthcare Rev. (St. Therese Senior Living Proj.)	5.00	4/1/38	1,368,954
250,000	Inver Grove Heights Nursing Home Rev. Ref. (Presbyterian Homes)	5.38	10/1/26	250,242
1,290,000	Maplewood Multifamily Hsg. Rev. (Park Edge Apartments Proj.) [8]	6.50	5/1/29	1,290,980
2,765,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Multifamily Hsg. Rev. (GNMA Collateralized) [8]	4.75	1/20/42	2,766,382

See accompanying notes to financial statements.
38	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
680,000	Minneapolis Hsg. Rev. (Keeler Apartments Proj.)	5.00	10/1/37	684,284
375,000	Minneapolis Multifamily Hsg. Rev. (Blaisdell Apartments Proj.) [8]	5.10	4/1/17	374,989
1,015,000	Minneapolis Multifamily Hsg. Rev. (Greenway Heights Family Housing)	5.75	7/15/31	1,114,409
100,000	Minneapolis Multifamily Hsg. Rev. (Seward Towers Proj.) (GNMA Collateralized)	5.00	5/20/36	100,558
675,000	Minnetonka Multifamily Hsg. Rev. Ref. (Archer Heights Apartments Proj.) (GNMA Collateralized) [8]	5.20	1/20/18	676,714
3,750,000	MN Hsg. Fin. Agy. [1]	0.55	2/1/17	3,753,638
1,000,000	MN Hsg. Fin. Agy.	5.00	8/1/33	1,169,710
2,000,000	MN Hsg. Fin. Agy.	5.00	8/1/34	2,330,520
1,000,000	MN Hsg. Fin. Agy.	5.00	8/1/35	1,162,610
1,750,000	MN Hsg. Fin. Agy. Rental Hsg. [8]	5.10	8/1/47	1,755,442
1,000,000	MN Hsg. Fin. Agy. Rental Hsg.	5.20	8/1/43	1,076,200
250,000	MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	5.05	8/1/31	269,560
2,560,000	MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	5.25	8/1/40	2,741,376
1,760,000	MN Hsg. Fin. Agy. Rental Hsg. (G.O. of AGY. Insured)	5.45	8/1/41	1,938,658
1,065,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured) [8]	5.00	7/1/21	1,086,779
280,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.65	9/1/26	284,211
210,000	Moorhead Economic Dev. Auth. Rev. Ref. (EverCare Sr. Living LLC)	4.70	9/1/27	212,959
1,000,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.00	9/1/32	1,010,350
250,000	Moorhead Health Care Rev. Ref. (EverCare Sr. Living LLC)	5.13	9/1/37	252,490
1,500,000	New Ulm Economic Dev. Auth. Rev. (HADC Ridgeway Proj.)	5.00	8/1/39	1,553,895
1,205,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	5.63	10/1/17	1,278,253
1,000,000	North Oaks Sr. Hsg. Rev. (Presbyterian Homes North Oaks Proj.)	6.00	10/1/33	1,057,310
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.00	8/1/25	1,087,130
1,000,000	Oak Park Heights Hsg. Rev. (Oakgreen Commons Proj.)	6.25	8/1/33	1,093,370
875,000	Oakdale Rev. (Sr. Hsg. Oak Meadows Proj.)	5.00	4/1/34	907,086
115,000	Richfield Sr. Hsg. Rev. Ref. (Richfield Sr. Hsg., Inc. Proj.)	5.00	12/1/15	116,925
430,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.25	12/1/17	458,414
455,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.50	12/1/18	496,678
475,000	Rochester Health Care & Hsg. Rev. (Samaritan Bethany, Inc. Proj.)	5.75	12/1/19	530,152
320,000	Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	6.38	12/1/33	358,134
2,500,000	Rochester Health Care & Hsg. Rev. (The Homestead at Rochester)	6.50	12/1/35	2,788,850
4,000,000	Rochester Multifamily Hsg. Rev. (Essex Place Apartments Proj.) (FHLMC)	3.75	6/1/29	4,165,800
2,200,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	4.00	9/1/20	2,277,242
1,135,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.25	9/1/27	1,213,213
100,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.25	9/1/30	105,747
2,150,000	Sartell Health Care & Hsg. Fac. Rev. (Country Manor Campus LLC Proj.)	5.30	9/1/37	2,261,327
1,705,000	Sauk Rapids Health Care & Hsg. Facs. Rev. (Good Shepherd Lutheran Home Proj.)	5.13	1/1/39	1,740,379
250,000	St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	5.75	12/1/28	274,085
2,000,000	St. Anthony Multifamily Hsg. Rev. (Silver Lake Village Hsg.)	6.00	12/1/30	2,198,120
240,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	2/1/22	248,376
275,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.13	8/1/22	284,193
175,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	2/1/24	181,221
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.38	8/1/24	155,196
150,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	5.50	2/1/25	155,450
3,000,000	St. Paul Hsg. & Redev. Auth. Health Care Rev. (Carondelet Village Proj.)	6.25	8/1/30	3,182,430
1,285,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.20	11/1/22	1,286,568
1,000,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.30	11/1/30	1,000,680
2,590,000	St. Paul Hsg. & Redev. Auth. Multifamily Housing Rev. (Marian Center Proj.)	5.38	5/1/43	2,591,321
4,810,000	St. Paul Hsg. & Redev. Auth. Multifamily Rev. Ref. (Univ. & Dale Proj.) (GNMA Collateralized) [8]	4.82	7/20/46	4,821,784
2,515,000	St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	5.70	8/1/36	2,660,669
185,000	Stillwater Multifamily Hsg. Rev. (Orleans Homes LP Proj.) [8]	5.00	2/1/17	188,905
730,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.20	5/1/25	794,860

See accompanying notes to financial statements.
MARCH 31, 2015	39

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
790,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.25	11/1/26	859,346
1,250,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.50	11/1/32	1,354,538
800,000	Wayzata Sr. Hsg. Rev. (Folkestone Sr. Living Community)	5.75	11/1/39	869,800
2,610,000	Willmar Hsg. & Redev. Auth. Multifamily Rev. (Eagle Ridge Apartments)	4.63	4/1/30	2,636,961

				92,078,629

Municipal Lease [9] - 5.2%
500,000	Anoka Co. Hsg. & Redev. Rev.	5.63	5/1/22	544,940
500,000	Anoka Co. Hsg. & Redev. Rev.	6.63	5/1/30	542,345
500,000	Anoka Co. Hsg. & Redev. Rev.	6.88	5/1/40	541,830
600,000	Anoka-Hennepin Independent School District No. 11 Lease Rev	4.00	2/1/41	630,030
500,000	Anoka-Hennepin Independent School District No. 11 Lease Rev.	3.75	2/1/35	508,825
1,023,790	Carver Scott Co. Lease Purchase Agreement	5.00	8/4/20	1,027,926
1,100,000	Chaska Economic Dev. Auth. Lease Rev	4.00	2/1/31	1,167,023
690,000	Chaska Economic Dev. Auth. Lease Rev	4.00	2/1/33	724,334
500,000	Chaska Economic Dev. Auth. Lease Rev	4.00	2/1/35	520,205
1,030,000	Goodhue Co. Education District No. 6051 Lease Rev.	5.00	2/1/34	1,160,656
1,500,000	Goodhue Co. Education District No. 6051 Lease Rev.	5.00	2/1/39	1,680,525
3,000,000	MN General Fund Rev. (Appropriation)	3.00	3/1/30	2,884,290
4,000,000	MN General Fund Rev. (Appropriation)	4.00	3/1/26	4,387,800
2,000,000	MN Hsg. Fin. Agy. Non-Profit Hsg. Rev. (St. Appropriation)	5.00	8/1/31	2,276,060
1,000,000	Osseo Independent School District No. 279	4.00	2/1/28	1,071,840
1,270,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.13	10/1/20	1,284,529
400,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.25	10/1/25	404,568
340,000	Virginia Hsg. & Redev. Auth. Health Care Fac. Lease Rev.	5.38	10/1/30	343,556
939,470	Winona School District 861 Lease Purchase	6.04	8/1/24	941,161

				22,642,443

Municipal Money Market - 0.6%
1,625,000	Minneapolis & St. Paul Hsg. & Redev. Auth. Rev. (Allina Health) [1]	0.01	11/15/34	1,625,000
1,000,000	Rochester Health Care Facs. Rev. (Mayo Clinic) [1]	0.01	11/15/38	1,000,000

				2,625,000

Other Revenue Bonds - 7.2%
505,000	Bloomington Port Auth. Recovery Zone Fac. Rev. (Radisson Blu MOA LLC)	6.25	12/1/16	518,180
510,000	Columbia Heights Economic Dev. Auth. Tax Increment Rev. (Huset Park Area Redev.)	5.20	2/15/22	511,775
571,226	Crystal Governmental Fac. Rev.	5.10	12/15/26	666,644
475,000	Minneapolis Community Dev. Agy. Limited Tax Common Bond Fund (Discount Steel) [8]	5.25	6/1/19	477,071
1,500,000	Minneapolis National Marrow Donor Program Rev.	4.88	8/1/25	1,560,420
215,000	Minneapolis Tax Increment Rev.	3.05	3/1/21	215,460
320,000	Minneapolis Tax Increment Rev.	3.50	3/1/23	320,874
170,000	Minneapolis Tax Increment Rev.	3.80	3/1/25	170,457
200,000	Minneapolis Tax Increment Rev.	4.00	3/1/27	201,618
260,000	Minneapolis Tax Increment Rev.	4.00	3/1/30	257,543
400,000	Minneapolis Tax Increment Rev. (Grant Park Proj.)	5.35	2/1/30	400,632
105,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.10	2/1/17	105,254
240,000	Minneapolis Tax Increment Rev. Ref. (East River/Unocal Site Proj.)	5.20	2/1/21	240,432
1,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.00	12/1/40	1,197,240
2,000,000	MN Development Rev. Limited Tax Supported Comm. Board	6.25	12/1/30	2,417,680
1,175,000	Mound Hsg. & Redev. Auth. Tax Increment Rev. Ref. (Metroplain Proj.)	5.00	2/15/27	1,181,556
1,000,000	St. Louis Park Economic Dev. Auth. Tax Increment Rev. (Hoigaard Vlg.)	5.00	2/1/23	1,035,290
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	4.75	12/1/26	537,410
500,000	St. Paul Hsg. & Redev. Auth. Rev. (Jimmy Lee Recreation Center Proj.)	5.00	12/1/32	539,290

See accompanying notes to financial statements.
40	SIT MUTUAL FUNDS ANNUAL REPORT

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
1,000,000	St. Paul Hsg. & Redev. Auth. Rev. (Ordway Center Performing Arts Proj.)	2.20	7/1/18	1,000,180
1,074,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (9th St. Lofts Proj.)	6.38	2/15/28	1,078,350
817,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Drake Marble Proj.)	6.75	3/1/28	818,389
745,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Emerald Gardens Proj.)	6.50	3/1/29	788,821
1,011,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.00	2/15/28	1,017,390
852,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (North Quadrant Owner Occupied Proj.)	7.50	2/15/28	853,475
175,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/19	185,050
180,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/19	191,561
185,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/20	197,258
220,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/20	235,924
225,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/21	241,398
1,000,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	9/1/26	1,066,680
930,000	St. Paul Hsg. & Redev. Auth. Tax Increment Rev. (Upper Landing Proj.)	5.00	3/1/29	984,526
3,875,000	St. Paul Port Auth. Lease Rev. (Regions Hospital Parking Ramp Proj.)	5.00	8/1/36	3,908,054
3,000,000	St. Paul Port Auth. Rev. (Amherst H. Wilder Foundation)	5.00	12/1/36	3,305,490
715,000	St. Paul Recreational Facs. Gross Rev. (Highland National Proj.)	5.00	10/1/25	731,682
2,000,000	Virgin Islands Public Fin. Auth. (Gross Receipts Taxes Loan Note) [11]	5.00	10/1/42	2,171,660

				31,330,714

Public Facilities - 0.3%
1,075,000	St. Paul Hsg. & Redev. Auth. Parking Rev. (Smith Ave. Proj.)	5.00	8/1/35	1,111,722

Sales Tax Revenue - 2.0%
1,825,000	Guam Govt. Business Privilege Tax Rev. [11]	5.25	1/1/36	2,043,361
2,000,000	Hennepin Co. Sales Tax Rev.	4.75	12/15/37	2,185,920
900,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	5.00	8/1/26	585,000
1,500,000	Puerto Rico Sales Tax Financing Corp. Rev. [11]	6.25	8/1/33	710,865
1,500,000	St. Paul Sales Tax Rev.	5.00	11/1/29	1,755,030
1,400,000	St. Paul Sales Tax Rev.	5.00	11/1/31	1,625,344

				8,905,520

Single Family Mortgage - 16.2%
1,515,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA)	4.45	12/1/32	1,625,428
830,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.63	12/1/30	881,410
1,015,000	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	4.88	12/1/33	1,092,070
215,218	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.13	12/1/40	216,780
62,886	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.15	12/1/38	64,705
388,191	Dakota Co. Community Dev. Agy. Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.30	12/1/39	403,140
890,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	4.45	12/1/27	956,038
34,782	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA) [8]	5.00	12/1/38	34,824
7,003	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA)	5.70	4/1/27	7,176
4,095	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.10	4/1/27	4,115
382,983	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.25	12/1/40	389,237
215,399	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC)	5.45	4/1/27	219,093
115,000	Minneapolis St. Paul Hsg. Fin. Board Single Family Mtg. Rev. (GNMA-FNMA-FHLMC) [8]	5.52	3/1/41	122,079
5,010,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA)	4.40	7/1/32	5,366,211
4,785,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.45	7/1/31	5,073,823
2,585,000	MN Hsg. Fin. Agy. Homeownership Fin. (GNMA-FNMA-FHLMC)	4.70	1/1/31	2,799,917
2,500,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	3.35	7/1/29	2,519,750
11,230,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	3.50	1/1/32	11,264,925
2,955,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	3.60	7/1/33	3,004,940
6,705,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	3.80	7/1/38	6,835,680
5,145,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	3.90	7/1/43	5,210,084

See accompanying notes to financial statements.
MARCH 31, 2015	41

SCHEDULE OF INVESTMENTS

March 31, 2015

Sit Minnesota Tax-Free Income Fund (Continued)

Principal Amount ($)	Name of Issuer	Coupon Rate (%)	Maturity Date	Fair Value ($)
1,680,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. [8]	4.65	7/1/22	1,721,194
4,330,000	MN Hsg. Fin. Agy. Residential Hsg. Rev.	5.10	1/1/40	4,588,847
215,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	1.60	7/1/15	215,658
2,305,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	3.63	7/1/25	2,426,981
3,020,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured)	3.90	7/1/30	3,126,878
455,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured) [8]	4.75	7/1/26	456,552
185,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured) [8]	5.10	7/1/31	186,519
1,620,000	MN Hsg. Fin. Agy. Residential Hsg. Rev. (G.O. of AGY. Insured) [8]	5.10	7/1/38	1,672,634
625,000	MN Hsg. Fin. Agy. Rev. (GNMA-FNMA Collateralized)	5.00	1/1/31	678,281
180,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	4.90	7/1/29	191,207
190,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.00	7/1/38	194,889
1,505,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.05	7/1/34	1,587,519
260,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. [8]	5.10	7/1/20	260,520
85,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.20	1/1/23	89,032
280,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev.	5.90	7/1/28	290,609
680,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (G.O. of AGY. Insured) [8]	4.75	7/1/27	691,696
1,840,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (G.O. of AGY. Insured) [8]	4.80	7/1/26	1,861,086
970,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (G.O. of AGY. Insured) [8]	5.15	7/1/28	1,002,272
950,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (G.O. of AGY. Insured) [8]	5.25	7/1/33	977,522
210,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (G.O. of AGY. Insured) [8]	5.50	7/1/28	214,681
265,000	MN Hsg. Fin. Agy. Single Family Mtg. Rev. (G.O. of AGY. Insured) [8]	5.65	7/1/33	274,768

				70,800,770

Transportation - 1.5%
1,000,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/30	1,155,370
1,000,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/31	1,148,720
500,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/31	565,565
775,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/32	887,693
1,100,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/33	1,257,234
600,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/34	683,298
440,000	Minneapolis & St. Paul Metro Airport Commission Sub. Rev.	5.00	1/1/35	501,085
400,000	MN Valley Transit Auth. Proj. Rev.	4.50	6/1/26	429,432

				6,628,397

Utility - 4.9%
500,000	MN Municipal Power Agy. Electric Rev.	4.00	10/1/31	527,510
1,250,000	MN Municipal Power Agy. Electric Rev.	4.00	10/1/32	1,310,450
1,155,000	MN Municipal Power Agy. Electric Rev.	4.00	10/1/33	1,195,656
1,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/25	1,148,350
500,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/29	588,460
1,000,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	1,142,120
500,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	585,740
320,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/30	374,874
250,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/33	289,945
650,000	MN Municipal Power Agy. Electric Rev.	5.00	10/1/35	663,604
700,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/27	765,821
1,000,000	MN Municipal Power Agy. Electric Rev.	5.25	10/1/35	1,146,580
500,000	North Branch Electric System Rev.	5.75	8/1/28	518,475
695,000	Northern Municipal Power Agy. Electric Rev.	5.00	1/1/31	792,001
1,000,000	Puerto Rico Electric Power Auth. Rev. [11]	7.25	7/1/30	583,990
2,000,000	Southern MN Power Agy. Power Supply System Rev.	5.25	1/1/30	2,229,800
1,250,000	St. Paul Port Auth. Rev. (Energy Park Utility Company Proj.) [8]	5.45	8/1/28	1,322,588

See accompanying notes to financial statements.
42	SIT MUTUAL FUNDS ANNUAL REPORT

Quantity($)	Name of Issuer			Fair Value ($)
1,690,000	Virgin Islands Water & Power Auth. Water System Rev. Ref. [11]	5.50	7/1/17	1,695,864
2,000,000	Western MN Municipal Power Agy. Rev.	3.00	1/1/28	2,022,120
1,000,000	Western MN Municipal Power Agy. Rev.	5.00	1/1/31	1,170,490
1,000,000	Western MN Municipal Power Agy. Rev.	5.00	1/1/36	1,156,200

				21,230,638

Total Municipal Bonds (cost: $378,786,180)				394,001,539

Investment Companies - 1.4%
293,300	Delaware Investments Minnesota Municipal Income Fund II (VMM)			4,047,540
125,587	Nuveen Minnesota Municipal Income Fund (NMS)			1,930,278

Total Investment Companies (cost: $6,179,896)				5,977,818

Total Investments in Securities - 91.6% (cost: $384,966,076)				399,979,357
Other Assets and Liabilities, net - 8.4%				36,903,667

Total Net Assets - 100.0%				$436,883,024

[1]	Variable rate security. Rate disclosed is as of March 31, 2015.
[8]

Securities the income from which is treated as a tax preference that is included in alternative minimum taxable income for purposes of computing federal alternative minimum tax (AMT). At March 31, 2015, 6.6% of net assets in the Fund was invested in such securities.

[9]

Municipal Lease Security. The total value of such securities as of March 31, 2015 was $22,642,443 and represented 5.2% of net assets. These securities have been determined to be liquid by the Adviser in accordance with guidelines established by the Board of Directors.

[11]

The Fund may invest in obligations issued by U.S. territories, for example Guam, Puerto Rico, and Virgin Islands. The total value of such securities as of March 31, 2015 was $9,696,079 and represented 2.2% of net assets.

Numeric	footnotes not disclosed are not applicable to this Schedule of Investments.

A summary of the levels for the Fund’s investments as of March 31, 2015 is as follows (see Note 2 - significant accounting policies in the notes to financial statements):

	Investment in Securities
	Level 1	Level 2	Level 3
	Quoted Price ($)	Other significant observable inputs ($)	Significant unobservable inputs ($)	Total ($)
Municipal Bonds	—	394,001,539	—	394,001,539
Investment Companies	5,977,818	—	—	5,977,818

Total:	5,977,818	394,001,539	—	399,979,357

For the reporting period, there were no transfers between levels 1, 2 and 3.

See accompanying notes to financial statements.
MARCH 31, 2015	43

STATEMENTS OF ASSETS AND LIABILITIES

March 31, 2015

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
ASSETS
Investments in securities, at identified cost	$547,742,759	$124,449,368	$173,156,030	$384,966,076

Investments in securities, at fair value - see accompanying schedule for detail	$562,022,471	$124,740,989	$163,725,955	$399,979,357
Cash in bank on demand deposit.	17,149,790	3,967,424	—	36,831,637
Restricted cash	15,000,000	2,000,000	—	—
Accrued interest and dividends receivable	2,910,261	633,767	1,889,762	5,074,897
Receivable for investment securities sold	26,718	2,006,772	—	—
Other receivables	—	—	24,000	13,500
Receivable for Fund shares sold	1,036,665	3,171,553	62,750	515,353

Total assets	598,145,905	136,520,505	165,702,467	442,414,744

LIABILITIES
Disbursements in excess of cash balances	—	—	13	—
Payable for investment securities purchased	—	4,874,164	257,355	4,666,129
Payable for Fund shares redeemed	1,776,607	6,752,708	99,198	363,380
Cash portion of dividends payable to shareholders	58,717	2,493	83,303	208,441
Variation margin on futures contracts	—	154,220	—	—
Accrued investment management fees	400,297	107,451	112,280	293,770
Outstanding options written, at fair value (premiums received $4,034,404 and $85,491, respectively)	8,700,000	211,797	—	—

Total liabilities.	10,935,621	12,102,833	552,149	5,531,720

Net assets applicable to outstanding capital stock	$587,210,284	$124,417,672	$165,150,318	$436,883,024

Net assets consist of:
Capital (par value and paid-in surplus)	$588,022,824	$125,132,390	$198,825,592	$428,858,247
Undistributed (distributions in excess of) net investment income	605	—	(4,777)	(18,032)
Accumulated net realized gain (loss) from security transactions, written options and futures	(10,427,261)	(725,813)	(24,240,422)	(6,970,472)
Unrealized appreciation (depreciation) on investments, written options and futures	9,614,116	11,095	(9,430,075)	15,013,281

	$587,210,284	$124,417,672	$165,150,318	$436,883,024

Outstanding shares	52,954,634	12,517,567	17,053,302	41,348,234

Net asset value per share of outstanding capital stock	$11.09	$9.94	$9.68	$10.57

See accompanying notes to financial statements.
44	SIT MUTUAL FUNDS ANNUAL REPORT

STATEMENTS OF OPERATIONS

Year Ended March 31, 2015

	Sit U.S. Government Securities Fund	Sit Quality Income Fund	Sit Tax-Free Income Fund	Sit Minnesota Tax-Free Income Fund
Investment income:
Income:
Dividends	—	—	$611,811	$307,281
Interest	$16,679,051	$2,054,363	6,821,281	16,503,842

Total income	16,679,051	2,054,363	7,433,092	16,811,123

Expenses (note 4):
Investment management fee	4,962,351	1,206,532	1,277,367	3,181,509

Total expenses	4,962,351	1,206,532	1,277,367	3,181,509

Net investment income	11,716,700	847,831	6,155,725	13,629,614

Realized and unrealized gain (loss):
Net realized gain (loss) on investments	(5,405,915)	160,410	46,816	(438,397)
Net realized gain (loss) on written options	2,590,337	55,431	—	—
Net realized gain (loss) on futures	(695,313)	(640,647)	—	—

Net change in unrealized appreciation (depreciation) on investments	13,037,384	270,905	8,579,868	11,881,067
Net change in unrealized appreciation (depreciation) on written options	(6,669,339)	(126,306)	—	—
Net change in unrealized appreciation (depreciation) on futures	—	(247,165)	—	—

Net gain (loss)	2,857,154	(527,372)	8,626,684	11,442,670

Net increase (decrease) in net assets resulting from operations	$14,573,854	$320,459	$14,782,409	$25,072,284

See accompanying notes to financial statements.
MARCH 31, 2015	45

STATEMENTS OF CHANGES IN NET ASSETS

	Sit U.S. Government Securities Fund
	Year Ended March 31, 2015	Year Ended March 31, 2014
Operations:
Net investment income	$11,716,700	$10,813,857
Net realized gain (loss) on investments, written options and futures	(3,510,891)	(2,445,209)
Net change in unrealized appreciation (depreciation) of investments, written options and futures	6,368,045	(26,914,664)

Net increase (decrease) in net assets resulting from operations	14,573,854	(18,546,016)

Distributions from:
Net investment income	(11,676,344)	(10,806,708)

Total distributions	(11,676,344)	(10,806,708)

Capital share transactions:
Proceeds from shares sold	113,798,275	204,383,543
Reinvested distributions	11,031,094	10,072,964
Payments for shares redeemed	(252,286,102)	(993,393,329)

Increase (decrease) in net assets from capital transactions	(127,456,733)	(778,936,822)

Total increase (decrease) in net assets	(124,559,223)	(808,289,546)

Net assets:
Beginning of period	711,769,507	1,520,059,053

End of period *	$587,210,284	$711,769,507

Capital transactions in shares:
Sold	10,282,692	18,318,110
Reinvested distributions	998,153	907,499
Redeemed	(22,817,057)	(89,264,019)

Net increase (decrease)	(11,536,212)	(70,038,410)

* Includes undistributed (distributions in excess of) net investment income	$605	($39,751)

See accompanying notes to financial statements.
46	SIT MUTUAL FUNDS ANNUAL REPORT

Sit Quality Income Fund		Sit Tax-Free Income Fund		Sit Minnesota Tax-Free Income Fund
Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014	Year Ended March 31, 2015	Year Ended March 31, 2014

$847,831	$540,589	$6,155,725	$6,532,036	$13,629,614	$14,630,322
(424,806)	(298,343)	46,816	(997,576)	(438,397)	(1,582,797)

(102,566)	106,092	8,579,868	(7,069,263)	11,881,067	(14,451,385)

320,459	348,338	14,782,409	(1,534,803)	25,072,284	(1,403,860)

(847,842)	(540,578)	(6,154,953)	(6,537,121)	(13,669,972)	(14,620,594)

(847,842)	(540,578)	(6,154,953)	(6,537,121)	(13,669,972)	(14,620,594)

186,802,454	133,622,057	42,807,932	25,342,854	136,644,966	88,007,700
808,798	513,661	5,105,823	5,528,407	10,991,354	11,665,080
(170,012,359)	(31,718,921)	(46,695,335)	(42,975,264)	(80,833,658)	(141,114,996)

17,598,893	102,416,797	1,218,420	(12,104,003)	66,802,662	(41,442,216)

17,071,510	102,224,557	9,845,876	(20,175,927)	78,204,974	(57,466,670)

107,346,162	5,121,605	155,304,442	175,480,369	358,678,050	416,144,720

$124,417,672	$107,346,162	$165,150,318	$155,304,442	$436,883,024	$358,678,050

18,729,358	13,387,023	4,457,361	2,763,230	13,027,600	8,594,504
81,142	51,543	533,949	613,246	1,047,293	1,150,601
(17,062,253)	(3,180,886)	(4,884,899)	(4,769,456)	(7,696,423)	(13,949,311)

1,748,247	10,257,680	106,411	(1,392,980)	6,378,470	(4,204,206)

—	$11	($4,777)	($772)	($18,032)	$40,358

MARCH 31, 2015	47

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit U.S. Government Securities Fund

	Years Ended March 31,
	2015	2014	2013	2012	2011
Net Asset Value:
Beginning of period	$11.04	$11.30	$11.31	$11.29	$11.13

Operations:
Net investment income [1]	0.21	0.12	0.16	0.31	0.32
Net realized and unrealized gains (losses) on investments, written options and futures	0.05	(0.26)	—	0.02	0.16

Total from operations	0.26	(0.14)	0.16	0.33	0.48

Distributions from:
Net investment income	(0.21)	(0.12)	(0.16)	(0.31)	(0.32)
Return of capital	—	—	(0.01)	—	—
Net realized gains	—	—	—	—	(—)[2]

Total Distributions	(0.21)	(0.12)	(0.17)	(0.31)	(0.32)

Net Asset Value:
End of period	$11.09	$11.04	$11.30	$11.31	$11.29

Total investment return [3]	2.37%	(1.21%)	1.39%	2.98%	4.37%

Net assets at end of period (000’s omitted)	$587,210	$711,770	$1,520,059	$1,504,154	$1,057,154

Ratios: 4, [5]
Expenses (without waiver)	0.80%	0.80%	0.80%	0.80%	0.81%
Expenses (with waiver)	0.80%	0.80%	0.80%	0.80%	0.75%
Net investment income (with waiver)	1.89%	1.06%	1.43%	2.73%	2.88%

Portfolio turnover rate (excluding short-term securities)	13.71%	4.13%	58.67%	33.82%	45.80%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Amount represents less than $0.01 per share.
[3]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[4]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[5]

Effective November 1, 2010, total Fund expenses are calculated at 0.80% of average daily net assets. Prior to this date, expenses were calculated at a higher rate and the investment adviser voluntarily waived expenses that were otherwise payable by the Fund.

48	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Quality Income Fund

	Year Ended March 31, 2015	Year Ended March 31, 2014	Three Months Ended March 31, 2013 *
Net Asset Value:
Beginning of period	$9.97	$10.01	$10.00

Operations:
Net investment income [1]	0.06	0.09	0.03
Net realized and unrealized gains (losses) on investments, written options and futures	(0.03)	(0.04)	0.01

Total from operations	0.03	0.05	0.04

Distributions from:
Net investment income	(0.06)	(0.09)	(0.03)

Net Asset Value:
End of period	$9.94	$9.97	$10.01

Total investment return [2]	0.36%	0.47%	0.38%

Net assets at end of period (000’s omitted)	$124,418	$107,346	$5,122

Ratios: [3]
Expenses.	0.90%	0.90%	0.90%
Net investment income	0.63%	0.80%	1.25%

Portfolio turnover rate (excluding short-term securities)	241.64%	81.19%	37.44%[4]

*	The Fund commenced investment operations on December 31, 2012.
[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

[4]	Not annualized.

MARCH 31, 2015	49

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Tax-Free Income Fund

	Years Ended March 31,
	2015	2014	2013	2012	2011
Net Asset Value:
Beginning of period.	$9.16	$9.57	$9.23	$8.52	$8.90

Operations:
Net investment income [1]	0.37	0.38	0.38	0.41	0.41
Net realized and unrealized gains (losses) on investments	0.52	(0.41)	0.34	0.71	(0.38)

Total from operations	0.89	(0.03)	0.72	1.12	0.03

Distributions from:
Net investment income	(0.37)	(0.38)	(0.38)	(0.41)	(0.41)

Net Asset Value:
End of period	$9.68	$9.16	$9.57	$9.23	$8.52

Total investment return [2]	9.81%	(0.19% )	7.92%	13.41%	0.26%

Net assets at end of period (000’s omitted)	$165,150	$155,304	$175,480	$154,659	$140,371

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.86%	4.17%	4.03%	4.62%	4.63%

Portfolio turnover rate (excluding short-term securities)	31.14%	28.32%	36.75%	37.18%	30.23%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

50	SIT MUTUAL FUNDS ANNUAL REPORT

FINANCIAL HIGHLIGHTS

Per share income and capital changes for a share outstanding throughout the period. See accompanying notes to financial statements.

Sit Minnesota Tax-Free Income Fund

	Years Ended March 31,
	2015	2014	2013	2012	2011
Net Asset Value:
Beginning of period	$10.26	$10.62	$10.42	$9.67	$9.88

Operations:
Net investment income [1]	0.36	0.40	0.38	0.44	0.43
Net realized and unrealized gains (losses) on investments	0.31	(0.36)	0.20	0.75	(0.21)

Total from operations	0.67	0.04	0.58	1.19	0.22

Distributions from:
Net investment income	(0.36)	(0.40)	(0.38)	(0.44)	(0.43)

Net Asset Value:
End of period	$10.57	$10.26	$10.62	$10.42	$9.67

Total investment return [2]	6.62%	0.47%	5.61%	12.48%	2.22%

Net assets at end of period (000’s omitted)	$436,883	$358,678	$416,145	$343,800	$289,105

Ratios: [3]
Expenses	0.80%	0.80%	0.80%	0.80%	0.80%
Net investment income	3.43%	3.91%	3.58%	4.32%	4.35%

Portfolio turnover rate (excluding short-term securities)	9.68%	20.53%	17.13%	15.06%	24.48%

[1]	The net investment income per share is based on average shares outstanding for the period.
[2]	Total investment return is based on the change in net asset value of a share during the period (not annualized) and assumes reinvestment of distributions at net asset value.
[3]

Ratios are annualized for periods less than one year. In addition to fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

MARCH 31, 2015	51

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2015

(1)	Organization

The Sit Mutual Funds (the Funds) are no-load funds, and are registered under the Investment Company Act of 1940 (as amended) as diversified (except Minnesota Tax-Free Income Fund which is non-diversified), open-end management investment companies, or series thereof. The Sit Quality Income Fund, Sit Tax-Free Income Fund and Minnesota Tax-Free Income Fund are series funds of Sit Mutual Funds II, Inc. Each fund has 10 billion authorized shares of capital stock. Shares in the U.S. Government Securities Fund have a par value of $0.01, and shares in other funds have a par value of $0.001. This report covers the bond funds of the Sit Mutual Funds.

The investment objective for each of these Funds is as follows:

Fund	Investment Objective
U.S. Government Securities	High level of current income and safety of principal.
Quality Income Fund	High level of current income and safety of principal.
Tax-Free Income	High level of current income that is exempt from federal income tax, consistent with the preservation of capital.
Minnesota Tax-Free Income	High level of current income that is exempt from federal regular income tax and Minnesota regular personal income tax, consistent with the preservation of capital.

(2)	Significant Accounting Policies

The Funds are investment companies and follow accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”).

Investments in Securities

Investment securities are carried at fair value based upon closing market quotations on the last business day of the period. Investments in securities traded on national or international securities exchanges are valued at the last reported sales price prior to the time when assets are valued. Securities traded on the over-the-counter market are valued at the last reported sales price or if the last sales price is not available, at the last reported bid price. The sale and bid prices or prices deemed best to reflect fair value quoted by dealers who make markets in these securities are obtained from independent pricing services. Consistent with the Funds’ valuation policies and procedures, the current fair value of certain fixed income securities is provided by an independent pricing service. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists are valued using market quotations obtained from broker-dealers or quotation systems. Securities for which market quotations are not available, such as private placement securities, are valued at fair value according to methods selected in good faith by Sit Investment Associates, Inc. (the “Adviser”) and may include dealer-supplied valuations or other inputs and assumptions that pricing services would typically utilize. Short-term investments of sufficient credit quality with maturities of 60 days or less when acquired, or which subsequently are within 60 days of maturity, are valued at amortized cost, which approximates fair value. Option and future contracts entered into and held by the Funds are valued at the close of the securities and commodities exchange on which they are traded.

Security transactions are accounted for on the date the securities are purchased or sold. Gains and losses are calculated on the identified-cost basis. Interest, including level-yield amortization of long-term bond premium and discount, is recorded on the accrual basis. Dividends received from closed-end fund holdings are included in Dividend Income and distributions from capital gains, if any, are included in Net Realized Gain (Loss).

Delivery and payment for securities which have been purchased by the Funds on a forward commitment or when-issued basis can take place two weeks or more after the transaction date. During this period, such securities are subject to market fluctuations and may increase or decrease in value prior to delivery.

The Minnesota Tax-Free Income Fund concentrates its investments in Minnesota, and therefore may have more credit risk related to the economic conditions in the state of Minnesota than a portfolio with broader geographical diversification.

52	SIT MUTUAL FUNDS ANNUAL REPORT

Derivative Instruments

The Funds apply derivative instrument disclosure standards in order to enable investors to understand how and why the Funds use derivatives, how derivatives are accounted for, and how derivative instruments affect the Funds’ financial statements.

To hedge interest rate risk, the U.S. Government Securities Fund purchased put options and wrote call option contracts traded on a U.S. exchange. To hedge interest rate risk, the Quality Income Fund purchased put options, entered into futures contracts and wrote call options on these future contracts traded on a U.S. exchange. Risks of entering into futures contracts and purchasing and writing options include the possibility of an illiquid market and that a change in the value of the option may not correlate with changes in the value of the underlying securities.

The premiums paid for the options represent the cost of the investment and the options are valued daily at their closing price. The Funds recognize a realized gain or loss when the option is sold or expired. Option holdings within the Funds, which may include put options and call options, are subject to loss of value with the passage of time, and may experience a total loss of value upon expiration. With options, there is minimal counterparty risk to the Funds since they are exchange traded.

Upon entering into a futures contract, the Quality Income Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Fund recognizes a realized gain or loss when the contract is closed or expired. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default.

During the year ended March 31, 2015, the average volume of derivative activity was as follows:

	Average Cost	Average Premium Received	Average Notional Amount
U.S. Government Securities Fund
Purchased put options	$663,570	—	$3,215,200
Written call options	—	$2,685,205	7,720,000

Quality Income Fund
Purchased put options	$14,887	—	$47,800
Treasury futures	—	—	64,916,029
Written call options	—	$24,768	73,000

The number of open option contracts and open futures contracts outstanding as of March 31, 2015 also serve as indicators of the volume of activity for the Funds throughout the period.

MARCH 31, 2015	53

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2015 (Continued)

Statement of Assets and Liabilities - Values of derivatives as of March 31, 2015

	Asset Derivatives Value		Liability Derivatives Value
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	$53,344	[1]	—
Written call options	—		$8,700,000	[2]

Quality Income Fund
Purchased put options	$1,922	[1]	—
Treasury futures	—		$154,220	[3]
Written call options	—		211,797	[2]

1Statement of Assets and Liabilities location: Investments in securities, at fair value.

2Statement of Assets and Liabilities location: Outstanding options written, at fair value.

3Statement of Assets and Liabilities location: Variation margin receivable/payable. Includes cumulative appreciation (depreciation) of futures as reported in the Schedule of Investments.

The effect of derivative instruments on the statement of operations for the year ended March 31, 2015:

	Amount of Realized Gain (Loss) on Derivatives [4]	Change in Unrealized Appreciation (Depreciation) on Derivatives [5]
Interest rate risk:
U.S. Government Securities Fund
Purchased put options	($4,036,297)	($987,947)
Written call options	2,590,337	(6,669,339)
Treasury Futures	(695,313)	—

Quality Income Fund
Purchased put options	($64,952)	($21,349)
Written call options	55,431	(126,306)
Treasury Futures	(640,647)	(247,165)

4Statement of Operations location: Net realized gain (loss) on investments, net realized gain (loss) on written options and net realized gain (loss) on futures, respectively.

5Statement of Operations location: Net change in unrealized appreciation (depreciation) on investments, net change in unrealized appreciation (depreciation) on written options and net change in unrealized appreciation (depreciation) on futures, respectively.

Transactions in written options for the year ended March 31, 2015 were as follows:

	Number of Contracts	Premium
U.S. Government Securities Fund
Outstanding, March 31, 2014	4,640	$3,501,087
Call options written	32,260	20,599,500
Call options expired	(2,500)	(464,025)
Call options closed	(29,000)	(19,602,158)
Outstanding, March 31, 2015	5,400	$4,034,404

54	SIT MUTUAL FUNDS ANNUAL REPORT

	Number of Contracts	Premium
Quality Income Fund
Outstanding, March 31, 2014	—	—
Call options written	1,066	$628,463
Call options expired	—	—
Call options closed	(766)	(542,972)
Outstanding, March 31, 2015	300	$85,491

Fair Value Measurements

The inputs and valuation techniques used to measure fair value of the Funds’ net assets are summarized into three levels as described in the hierarchy below:

•

Level 1 – quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

•

Level 2 – debt securities are valued based on evaluated prices received from independent pricing services or from dealers who make markets in such securities. For corporate bonds, U.S. government and government agency obligations, and municipal securities the pricing services utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. For asset-backed securities and mortgage-backed securities, the pricing services utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as dealer supplied prices. All of these inputs are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

•	Level 3 – significant unobservable inputs, including the Adviser’s own assumptions in determining the fair value of investments.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The fair value of the Funds’ bonds are generally based on quotes received from brokers or independent pricing services. Bonds with quotes that are based on actual trades with a sufficient level of activity on or near the measurement date are classified as Level 2 assets.

At the end of each calendar quarter, management evaluates the Level 2 and 3 assets and liabilities for changes in liquidity, including but not limited to: whether a broker is willing to execute at the quoted price, the depth and consistency of prices from third party services, and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the Level 1 and 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Funds’ investments may fluctuate from period to period. Additionally, the fair value of investments may differ significantly from the values that would have been used had a ready market existed for such investments and may differ materially from the values the Fund may ultimately realize. Further, such investments may be subject to legal and other restrictions on resale or otherwise are less liquid than publicly traded securities.

A summary of the levels for the Funds’ investments as of March 31, 2015 is included with the Funds’ schedules of investments.

Federal Taxes

The Funds’ policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. The Funds have recorded in their financial statements the full benefit of their tax positions taken in connection with the Registered Investment Company (RIC) qualification and distribution requirements of the

MARCH 31, 2015	55

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2015 (Continued)

Internal Revenue Code. Therefore, no income tax provision is required. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

Management has analyzed the Funds’ tax positions taken in federal tax returns for all open tax years and has concluded that as of March 31, 2015, no provision for income tax would be required in the Funds’ financial statements. The Funds’ federal and state income and federal excise returns for the 2012, 2013, and 2014 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

At March 31, 2015, the gross unrealized appreciation (depreciation) on investments and cost of securities on a tax basis for federal income tax purposes were as follows:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost of Securities on a Tax Basis

U.S. Government Securities	$23,049,399	($8,524,178)	$14,525,221	$547,497,250
Quality Income	487,507	(180,960)	306,547	124,434,442
Tax-Free Income	9,868,416	(19,274,802)	(9,406,386)	173,132,341
Minnesota Tax-Free Income	17,050,783	(1,983,268)	15,067,515	384,911,842

Net investment income and net realized gains may differ for financial statement and tax purposes. The character of distributions made during the year for net investment income or net realized gains may also differ from its ultimate characterization for tax purposes. The tax character of distributions paid during the fiscal years or period ended March 31, 2015 and 2014 were as follows:

Year Ended March 31, 2015:

	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total

U.S. Government Securities	$11,708,730	—	—	$11,708,730
Quality Income	849,014	—	—	849,014
Tax-Free Income*	59,463	$6,095,161	—	6,154,624
Minnesota Tax-Free Income*	56,423	13,651,571	—	13,707,994

*99.0% and 99.6% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

Year Ended March 31, 2014:

	Ordinary Income	Tax-Exempt Income	Long Term Capital Gain	Total

U.S. Government Securities	$10,762,504	—	—	$10,762,504
Quality Income	537,852	—	—	537,852
Tax-Free Income*	132,476	$6,404,645	—	6,537,121
Minnesota Tax-Free Income*	101,933	14,518,661	—	14,620,594

* 97.9% and 99.3% of dividends were derived from interest on tax-exempt securities, on the Tax-Free Income and Minnesota Tax-Free Income Funds, respectively.

As of March 31, 2015 the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Accumulated Gain (Loss)	Unrealized Appreciation (Depreciation)
U.S. Government Securities	$59,323	—	($15,338,366)	$14,525,221
Quality Income	2,493	—	(1,011,565)	306,547
Tax-Free Income	—	$80,216	(24,265,801)	(9,406,386)
Minnesota Tax-Free Income	—	196,217	(7,030,514)	15,067,515

56	SIT MUTUAL FUNDS ANNUAL REPORT

On the statement of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made to the following capital accounts:

	Undistributed Net Investment Income	Accumulated Net Realized Gain (Loss)	Additional Paid-in Capital
Tax-Free Income	($4,777)	$4,777	—
Minnesota Tax-Free Income	(18,032)	792,874	($774,842)

These differences were primarily attributable to market discount accretion adjustments and capital loss carryovers expiring.

Net capital loss carryovers and late year losses, if any, as of March 31, 2015, are available to offset future realized capital gains and thereby reduce future capital gains distributions. Under the Regulated Investment Company Modernization Act of 2010 (“Act”), the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Any losses incurred during those future taxable years will be required to be utilized prior to any losses incurred in pre-enactment taxable years. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses, and will not be considered exclusively short-term as under previous law.

The Funds’ first fiscal year end subject to the Modernization Act was March 31, 2012. The net capital loss carryovers and the expiration dates for capital losses carryover from pre-enactment taxable years and the late year losses deferred as of March 31, 2015, were as follows:

	Pre-Enactment Net Capital Loss Carryover Expiring in:		Post-Enactment Unlimited Period of Net Capital Loss Carryover		Late Year Losses Deferred	Accumulated Capital and Other Losses
	2016	2017-2019	Short-Term	Long-Term

U.S. Government Securities	—	—	$6,013,812	$4,682,206	$4,642,348	$15,338,366
Quality Income	—	—	136,231	$354,856	520,478	1,011,565
Tax-Free Income	$2,627,197	$16,482,714	189,719	4,966,171	—	24,265,801
Minnesota Tax-Free Income	—	5,024,269	910,676	1,095,569	—	7,030,514

For the year ended March 31, 2015, the Funds’ utilized capital losses and expired capital losses as follows:

	Utilized	Expired
Minnesota Tax-Free Income	—	$774,842

Distributions

Distributions to shareholders are recorded as of the close of business on the record date. Such distributions are payable in cash or reinvested in additional shares of the Funds’ capital stock. Distributions from net investment income are declared daily and paid monthly for the Funds. Distributions from net realized gains, if any, will be made annually for each of the Funds.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results for the respective periods. Actual results could differ from those estimates.

MARCH 31, 2015	57

NOTES TO FINANCIAL STATEMENTS

Year Ended March 31, 2015 (Continued)

Guarantees and Indemnifications

Under each Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to each Fund. In addition, certain of each Fund’s contracts with its service providers contain general indemnification clauses. Each Fund’s maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against each Fund cannot be determined and each Fund has no historical basis for predicting the likelihood of any such claims.

(3)	Investment Security Transactions

The cost of purchases and proceeds from sales and maturities of investment securities, other than short-term securities, for the year ended March 31, 2015, were as follows:

	Purchases		Proceeds
	U.S. Government	Other	U.S. Government	Other
U.S. Government Securities	$80,865,729	—	$204,499,189	—
Quality Income	190,262,970	$114,346,292	178,790,712	$99,523,936
Tax-Free Income	—	47,102,867	—	47,848,057
Minnesota Tax-Free Income	—	87,173,748	—	35,518,484

(4)	Affiliated Fees and Transactions

Investment Adviser

The Funds each have entered into an investment management agreement with Sit Investment Associates Inc. (SIA), under which SIA manages the Funds’ assets and provides research, statistical and advisory services, and pays related office rental, executive expenses and executive salaries. SIA also is obligated to pay all of the Funds’ expenses (excluding extraordinary expenses, stock transfer taxes, interest, brokerage commissions, and other transaction charges relating to investing activities). The fee for investment management and advisory services is based on the average daily net assets of the Funds at the annual rate of:

Average Daily Net Assets
U.S. Government Securities	0.80%
Quality Income	0.90%
Tax-Free Income	0.80%
Minnesota Tax-Free Income	0.80%

Transactions with affiliates

The investment adviser, affiliates of the investment adviser, directors and officers of the Funds as a whole owned the following shares as of March 31, 2015:

	Shares	% Shares Outstanding
U.S. Government Securities	1,028,882	1.9
Quality Income	5,980,704	47.8
Tax-Free Income	2,794,888	16.4
Minnesota Tax-Free Income	1,929,039	4.7

(5)	Subsequent Events

Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were issued, and has determined that there were no subsequent events that would require disclosure in or adjustments to the financial statements.

58	SIT MUTUAL FUNDS ANNUAL REPORT

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders:

Sit U.S. Government Securities Fund, Inc.

Sit Mutual Funds II, Inc.

We have audited the accompanying statements of assets and liabilities of Sit U.S. Government Securities Fund, Inc., and Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund (each a series of Sit Mutual Funds II, Inc.) (collectively, the Funds), including the schedules of investments, as of March 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended. These financial statements and financial highlights are the responsibility of Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2015, by correspondence with the custodian and brokers, or by performing other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Sit U.S. Government Securities Fund, Inc., Sit Quality Income Fund, Sit Tax-Free Income Fund, and Sit Minnesota Tax-Free Income Fund as of March 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or period in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Minneapolis, Minnesota

May 20, 2015

MARCH 31, 2015	59

EXPENSE EXAMPLE (Unaudited)

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period October 1, 2014 to March 31, 2015.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (redemption fees) were included, your costs would have been higher.

	Beginning Account Value (10/1/14)	Ending Account Value (3/31/15)	Expenses Paid During Period (10/1/14- 3/31/15)*
U.S. Government Securities Fund
Actual	$1,000	$1,014.10	$4.02
Hypothetical	$1,000	$1,020.94	$4.03

Quality Income Fund
Actual	$1,000	$998.90	$4.49
Hypothetical	$1,000	$1,020.44	$4.53

Tax-Free Income Fund
Actual	$1,000	$1,037.10	$4.06
Hypothetical	$1,000	$1,020.94	$4.03

Minnesota Tax-Free Income Fund
Actual	$1,000	$1,024.70	$4.04
Hypothetical	$1,000	$1,020.94	$4.03

*Expenses are equal to the Funds’ annualized expense ratio of 0.80% for the U.S. Government Securities, Tax-Free Income and Minne-sota Tax-Free Funds; and 0.90% for the Quality Income Fund, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period.)

60	SIT MUTUAL FUNDS ANNUAL REPORT

FEDERAL TAX INFORMATION (Unaudited)

Sit Bond Funds

For corporate shareholders, the percentage of investment income (dividend income and short-term gains, if any), for each of the Funds that qualify for the dividends-received deductions for the period of April 1, 2014 to March 31, 2015 is as follows:

Fund	Percentage
U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

For the year ended March 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions made by the following Funds, the corresponding percentages represent the amount of each distribution which may qualify for the 15% dividend income tax rate.

Fund	Percentage
U.S. Government Securities Fund	0.0%
Quality Income Fund	0.0
Tax-Free Income Fund	0.0
Minnesota Tax-Free Income Fund	0.0

The following Funds designated the listed amounts as long-term capital gain dividends during the year ended March 31, 2015. Distributable long-term gains are based on net realized long term gains determined on a tax basis and may differ from such amounts for financial reporting purposes.

Fund	Amount
U.S. Government Securities Fund	$—
Quality Income Fund	—
Tax-Free Income Fund	—
Minnesota Tax-Free Income Fund	—

For the year ended March 31, 2015, 99.0% and 99.6% of dividends were derived from interest on tax-exempt securities for the Tax-Free Income Fund and Minnesota Tax-Free Income Fund, respectively. This portion of exempt-interest dividends is exempt from federal taxes and should not be included in shareholders’ gross income. Exempt-interest dividends may be subject to state and local taxes. Each shareholder should consult a tax adviser about reporting this income for state and local tax purposes.

MARCH 31, 2015	61

INFORMATION ABOUT DIRECTORS AND OFFICERS (Unaudited)

The Sit Mutual Funds are a family of no-load mutual funds. The bond funds described in this Annual Report are the Sit U.S. Government Securities Fund, Sit Quality Income Fund, Sit Tax-Free Income Fund and the Sit Minnesota Tax-Free Income Fund (the “Funds” or individually, a “Fund”). The Sit U.S. Government Securities Fund, and the corporate issuer of the Sit Quality Income Fund, the Sit Tax-Free Income Fund and Sit Minnesota Tax-Free Income Fund have a Board of Directors and officers. Pursuant to Minnesota law, the Boards of Directors are responsible for the management of the Funds and the establishment of the Funds’ policies. The officers of the Funds manage the day-to-day operation of the Funds. Information pertaining to the directors and officers of the Funds is set forth below. The business address, unless otherwise noted below, is that of the Funds’ investment adviser – 3300 IDS Center, 80 South Eighth Street, Minneapolis, Minnesota 55402. The Boards have a separate Audit Committee. The Bond Funds’ SAI has additional information about the Fund’s directors and is available without charge upon request by calling the Sit Funds at 800-332-5580.

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
INTERESTED DIRECTORS:
Roger J. Sit (2) Age: 53 Chairman and President	Chairman since 10/08; Officer since 1998.	Chairman, President, CEO and Global CIO of Sit Investment Associates, Inc. (the “Adviser”); Chairman and CEO of Sit Investment Fixed Income Advisors, Inc. (“SF”); Chairman of SIA Securities Corp. (the “Distributor”).	13	TCF Financial Corporation.
INDEPENDENT DIRECTORS:
Edward M. Giles Age: 79 Director	Director since 2012 or the Fund’s inception if later.	Senior Vice President of Peter B. Cannell & Co., 7/11 to present; Managing Member of GME Capital, 2005 to 2011; Advisory Director of Sit Investment Associates, Inc. 1/08 to 12/11.	13	None.
Sidney L. Jones Age: 81 Director	Director since 1993 or the Fund’s inception, if later: Director from 1988 to 1989.	Lecturer, Washington Campus Consortium of 17 Universities.	13	None.
Bruce C. Lueck Age: 74 Director	Director since 2004 or the Fund’s inception, if later.	Consultant for Zephyr Management, L.P. (investment management) and committee member of several investment funds and foundations.	13	None.
Donald W. Phillips Age: 66 Director	Director of the International Fund since1993, and since 1990 or the Fund’s inception if later for all other Funds.	Chairman and CEO of WP Global Partners Inc.,7/05 to present; Partner of Ranieri Partners, 2007 to present.	13	None.
Barry N. Winslow Age: 67 Director	Director since 2010 or the Fund’s inception is later.	Vice-Chairman of TCF Financial Corporation, 7/08 to present.	13	TCF Financial Corporation.

62	SIT MUTUAL FUNDS ANNUAL REPORT

Name, Age, and Position with the Fund	Term of Office (1) and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director (3)
OFFICERS:
Mark H. Book Age: 51 Vice President – Investments of U.S. Govt. Fund only.	Officer since 2002; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Kelly K. Boston Age: 46 Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Staff Attorney of the Adviser; Secretary of the Distributor.	N/A	N/A
Michael C. Brilley Age: 69 Senior Vice President	Officer since 1985; Re-Elected by the Boards annually.	Senior Vice President and Senior Fixed Income Officer of the Adviser; Director and President and Chief Fixed-Income Officer of SF.	N/A	N/A
Bryce A. Doty Age: 48 Vice President - Investments of U.S. Govt. Fund only.	Officer since 1996; Re-Elected by the Boards annually.	Senior Vice President and Senior Portfolio Manager of SF.	N/A	N/A
Paul J. Junquist Age: 53 Vice President - Investments of Tax-Free & MN Tax-Free Funds only.	Officer since 1996; Re-Elected by the Boards annually.	Vice President and Portfolio Manager of SF.	N/A	N/A
Michael J. Radmer 50 S. 6th Street Minneapolis, MN 55402 Age: 69 Secretary	Officer since 1984; Re-Elected by the Boards annually.	Partner of the Funds’ general counsel, Dorsey & Whitney, LLP.	N/A	N/A
Paul E. Rasmussen Age: 54 Vice President, Treasurer & Chief Compliance Officer	Officer since 1994; Re-Elected by the Boards annually.	Vice President, Secretary, Controller and Chief Compliance Officer of the Adviser; Vice President, Secretary, and Chief Compliance Officer of SF; President and Treasurer of the Distributor.	N/A	N/A
Carla J. Rose Age: 48 Vice President, Assistant Secretary & Assistant Treasurer	Officer since 2000; Re-Elected by the Boards annually.	Vice President, Administration & Deputy Controller of the Adviser; Vice President, Controller, Treasurer & Assistant Secretary of SF; Vice President and Assistant Secretary of the Distributor.	N/A	N/A
Debra A. Sit Age: 54 Vice President - Investments	Officer since 1994; Re-Elected by the Boards annually.	Vice President – Bond Investments of the Adviser; Senior Vice President, Senior Portfolio Manager of SF.	N/A	N/A

[1]	Directors serve until their death, resignation, removal or the next shareholder meeting at which election of directors is an agenda item and a successor is duly elected and qualified.
[2]

Directors who are deemed to be “interested persons” of the Funds as that term is defined by the Investment Company Act of 1940. Mr. Sit is considered an “interested person” because he is a director and shareholder of Sit Investment Associates, Inc., the Fund’s investment adviser.

[3]	Includes only directorships of companies required to report under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

MARCH 31, 2015	63

ADDITIONAL INFORMATION (Unaudited)

PROXY VOTING

Each Fund follows certain policies and procedures for voting proxies for securities held in each portfolio. A description of the Funds’ proxy voting policies and procedures is available without charge upon request by calling the Funds at 1-800-332-5580.

Information regarding how each Fund voted proxies relating to its portfolio securities during the most recent twelve-month period ended June 30 is available without charge upon request by calling the Funds at 1-800-332-5580, and is available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

AVAILABILITY OF QUARTERLY PORTFOLIO SCHEDULES

The Funds’ file their complete schedules of portfolio holdings with the U.S. Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Qs are available without charge upon request by calling the Funds at 1-800-332-5580 and are available on the SEC’s website at www.sec.gov. In addition, the Funds’ Form N-Qs may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090.

RE-APPROVAL OF INVESTMENT MANAGEMENT AGREEMENTS

At their joint meeting held on October 24, 2014, the Boards of Directors of the Sit Mutual Funds unanimously approved the continuation for another one year period the investment management agreements entered into by and between Sit Investment Associates, Inc. (“SIA”) and Sit Mutual Funds II, Inc. dated November 1, 1992; and Sit U.S. Government Securities Fund, Inc. dated November 1, 1992 (the “Agreements”).

The Boards approved the Agreements after a lengthy discussion and consideration of various factors relating to both the Boards’ selection of SIA as the investment adviser and the Boards’ approval of the fees to be paid under the Agreements.

Investment Adviser Criteria. The Directors began their analysis by discussing their criteria for determining the quality of an investment adviser. The Directors’ noted that their analysis is similar to that used by institutional investors in evaluating and selecting investment advisers. The Directors discussed several factors used to determine the overall quality of an investment adviser and the nature, extent and quality of the services performed by SIA, including the following:

Investment Philosophy and Process. The Directors considered SIA’s philosophy of managing assets. With respect to fixed income securities, SIA stresses the consistent attainment of superior risk-adjusted returns using a conservative investment management approach that identifies pricing anomalies in the market and management of portfolio duration.

With respect to fixed income securities, SIA seeks investment grade securities with a special emphasis on interest income and significant stability of principal value. SIA’s style seeks to avoid excessive return volatility and generate consistent results over an economic cycle. The Directors noted that the Bond Funds’ objectives are to seek high current income. The Directors reviewed the Bond Funds’ characteristics, and noted that SIA has consistently managed the Bond Funds in this style. The Directors noted that since the Bond Funds emphasize income, they may at times not rank highly in total return comparisons with other funds during certain periods.

The Directors discussed SIA’s consistent and well-defined investment process. With respect to fixed income securities, the portfolio managers are responsible for implementing the strategy set forth in the Chief Fixed Income Officer’s duration targets and the Chief Investment Officer’s interest rate projections.

Investment Professionals. The Directors discussed the experience, knowledge and organizational stability of SIA and its investment professionals. The Directors noted that SIA’s senior professionals are actively involved in the investment process and have significant investment industry experience.

64	SIT MUTUAL FUNDS ANNUAL REPORT

The Directors discussed the depth of SIA’s investment staff. The Directors noted that SIA has over 30 investment professionals. Given the investment products offered by SIA and the assets under management, the Directors determined that SIA’s investment staff is well positioned to meet the current needs of its clients, including the Funds, and to accommodate growth in the number of clients and assets under management for the near future. The Directors concluded that the depth of the investment staff, and in particular senior management and investment analysts, is actually greater than the Funds currently require at their present asset size. The Directors noted that SIA has the resources of a $14.35 billion investment firm working for the benefit of the Fund shareholders.

Investment Performance. The Directors reviewed and discussed the Funds’ investment performance on an absolute and comparable basis for various periods as discussed below. The Directors noted that the investment performance of the Funds has generally been competitive with indices and other funds with similar investment styles as the Funds, such as fixed income funds seeking to maximize income.

Corporate Culture. The Directors discussed SIA’s corporate values to operate under the highest ethical and professional standards. SIA’s culture is set and practiced by senior management who insist that all professionals exhibit honesty and integrity. The Board noted that the firm’s values are evident in all of the services provided to the Funds.

Review of Specific Factors. The Directors continued their analysis by reviewing specific information on SIA and the Funds and specific terms of the Agreements, including the following.

Investment Performance. The Directors reviewed investment performance of each Fund for 1 month, 3 months, 6 months, year-to-date, 1 year, 5 years (as applicable), 10 years (as applicable) and since inception, both on an absolute basis and on a comparative basis to indices and mutual funds within the same investment categories. As noted above, the Directors concluded that the investment performance of the Funds has been competitive in relation to their stated objectives and strategies on a comparable basis with funds with similar objectives and strategies.

Fees and Expenses. The Directors noted that the Funds pay SIA a monthly fee and SIA is responsible for all of the Funds’ expenses except interest, brokerage commissions and transaction charges and certain extraordinary expenses. The Directors reviewed fees paid in prior years and the fees to be paid under the Agreements.

The Directors compared each Fund’s expense ratio to the average and median expense ratios of no-load mutual funds within the same Morningstar, Inc. investment category, the average expense ratios for load funds within the Morningstar category, and the average expense ratios for all funds within the Morningstar category. Certain of the Fund’s expense ratios were higher than the averages, and certain of the Fund’s expense ratios were lower than the averages. The Directors noted that the Morningstar no-load categories include funds of various asset sizes, some of which are significantly larger in assets than the Funds. The Directors found that each Fund’s total expense ratio to be within an acceptable range compared to the total expense ratios of other no- load funds within the Fund’s Morningstar category. The Directors concluded that the fees paid by the Funds are reasonable and appropriate.

The Directors reviewed the extent to which the fees to be paid under the Agreements by each Fund may be affected by an increase in the Fund’s assets, which included reviewing each Fund’s current and historical assets and the likelihood and magnitude of future increases in the Fund’s assets. The Directors agreed that it is appropriate that the Funds benefit from improved economies of scale as the Funds’ assets increase. However, the Directors concluded that given the amount of the Funds’ current assets and the likelihood and magnitude of future increases in the Funds’ assets, negotiating a graduated fee structure is unnecessary at this time since the fees to be paid under the current Agreements are reasonable and appropriate.

The Directors reviewed the expenses paid by SIA relating to the operations of the Funds, and SIA’s income with respect to the management of the Funds for the past two calendar years. The Directors concluded that the expenses paid were appropriate.

The Directors reviewed SIA’s investment advisory fee schedule for investment management services provided to other clients. The Directors compared the services provided to the Funds and other clients of SIA, and recognized that the Funds’ expenses are borne by SIA. The Directors concluded that the fees paid by the Funds in relation to the fees paid by other SIA clients were appropriate and reasonable. The Directors also concluded that SIA’s profit margin with respect to the management of the Funds was appropriate.

MARCH 31, 2015	65

ADDITIONAL INFORMATION (Unaudited) (Continued)

The Directors discussed the extent to which SIA receives benefits from the relationship with the Funds such as soft dollar arrangements by which brokers provide research services to SIA as a result of brokerage generated by the Funds. The Board concluded that any benefits SIA receives from its relationship with the Funds are well within industry norms and are reflected in the amount of the fees paid by the Funds to SIA and are appropriate and reasonable.

Non-Advisory Services. The Directors considered the quality of non-advisory services which SIA provides to the Funds (and their shareholders) and the quality and depth of SIA’s non-investment personnel who provide such services. Directors concluded that the level of such services and the quality and depth of such personnel are consistent with industry standards.

Finally, the Directors considered the compliance staff and the regulatory history of SIA and the Funds, and concluded that both are consistent with industry standards.

Based on these conclusions, without any single conclusion being dispositive, the Directors determined that renewal of the Agreements was in the interest of each Fund and its shareholders.

66	SIT MUTUAL FUNDS ANNUAL REPORT

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68

Annual Report
March 31, 2015

INVESTMENT ADVISER
Sit Investment Associates, Inc.
3300 IDS Center
Minneapolis, MN 55402

CUSTODIAN
The Bank Of New York Mellon
One Wall Street
New York, NY 10286

TRANSFER AGENT AND DISBURSING AGENT
BNY Mellon Investment Servicing (US) Inc.
4400 Computer Drive
Westborough, MA 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP
Minneapolis, MN

LEGAL COUNSEL
Dorsey & Whitney LLP
Minneapolis, MN

Sit Mutual Funds

1-800-332-5580
www.sitfunds.com

Sit Bond 3-2015

Item 2:	Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer, and persons performing similar functions. The registrant has not made any amendment to its code of ethics during the period covered by this report which must be described herein pursuant to Item 2. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s code of ethics is available without charge upon request by calling the registrant at 612-332-3223 or 1-800-332-5580, or by mail at Sit Mutual Funds, 3300 IDS Center, 80 South Eighth Street, Minneapolis, MN 55402.

Item 3:	Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Mr. Edward M. Giles, Mr. Sidney L. Jones, Mr. Bruce C. Lueck, Mr. Donald W. Phillips, and Mr. Barry N. Winslow are audit committee financial experts serving on its audit committee. Mr. Giles, Mr. Jones, Mr. Lueck, Mr. Phillips, and Mr. Winslow are independent for purposes of this item.

Item 4:	Principal Accountant Fees and Services.

(a)	– (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	Audit Fees (a)	Audit Related Fees (b)	Tax Fees (c)	Other Fees (d)
Fiscal year ended March 31, 2015	29,200	0	4,675	0
Fiscal year ended March 31, 2014	28,300	0	4,425	0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, and/or are traditionally performed by the auditor. Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(e)	(1) The Audit Committee is required to pre-approve audit and non-audit services performed for the registrant by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The audit committee also is required to pre-approve certain non-audit services performed by the registrant’s independent auditor for the registrant’s investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the registrant. Services to be provided by the auditor must receive general pre-approval or specific pre-approval by the audit committee. Any proposed services exceeding pre-approved cost levels will require separate pre-approval by the audit committee.

The audit committee may delegate pre-approval authority to the audit committee chairman. The chairman shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee does not delegate its responsibility to pre-approve services performed by the independent auditor to management.

(2)	No services included in (b) – (d) were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $0 and $0 respectively.

(h)

The registrant’s audit committee has determined that the provision of non-audit services rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is considered compatible with maintaining the principal accountant’s independence.

Item 5:	Audit Committee of Listed Registrants.

Not applicable to open-end investment companies.

Item 6:	Schedule of Investments.

The schedule of investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8:	Portfolio Managers of Closed-End Management Investments Companies.

Not applicable to open-end investment companies.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10:	Submission of Matters to a vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11:	Controls and Procedures –

(a)	Based on their evaluation of the Registrant’s Disclosure Controls and Procedures as of a date within 90 days of the Filing Date, the Registrant’s Chairman and Treasurer have determined that the Disclosure Controls and Procedures (as defined in Rule 30a-2(c) under the Act) are designed to ensure that information required to be disclosed by the Registrant is recorded, processed, summarized and reported by the filing Date, and that information required to be disclosed in the report is communicated to the Registrant’s management, as appropriate, to allow timely decisions regarding required disclosure.

(b)	There were no significant changes in the Registrant’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, and there were no corrective actions with regard to significant deficiencies and material weaknesses.

Item 12:	Exhibits:

(a)	The following exhibits are attached to this Form N-CSR:

(2)	A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2) (certification required by Section 302 of the Sarbanes-Oxley Act of 2002).

(b)	Certification required by Rule 30a-2(b) under the Act (certification required by Section 906 of the Sarbanes-Oxley Act of 2002).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Sit U.S. Government Securities Fund, Inc.

By	(Signature and Title)*	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 28, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	(Signature and Title)	/s/ Paul E. Rasmussen
Paul E. Rasmussen
Vice President, Treasurer

Date May 28, 2015

By	(Signature and Title)	/s/ Roger J. Sit
Roger J. Sit
Chairman

Date May 28, 2015